UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INSPIREMD, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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InspireMD, Inc.

800 Boylston Street, 16th Floor

Boston, Massachusetts 02199

Telephone: (857) 453-6553

November 7, 2013

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of InspireMD, Inc. to be held at 9:30 a.m., New York time, on December 16, 2013, at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112. Please see the enclosed Notice of Annual Meeting of Stockholders for information regarding admission to the meeting.

Please note that in order to gain admission to the site of our annual meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the annual meeting, we strongly encourage you to advise Karen Withrow by email at karenw@inspiremd.com or phone at (857) 453-6553 if you plan to attend the meeting prior to 5:00 p.m., New York time, on December 13, 2013, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the annual meeting, we encourage you to arrive at the meeting no later than 9:00 a.m., New York time, in order to ensure that you are able to pass through security prior to the start of the meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. To vote your shares, you may use the enclosed proxy card, vote by telephone or over the Internet, or attend the meeting and vote in person. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the board of directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company. I look forward to seeing you at the annual meeting.

Sincerely,

/s/ Sol J. Barer, Ph.D.

Sol J. Barer, Ph.D.
Chairman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 16, 2013:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and 2013 Annual Report to Stockholders are available at:

www.proxyvote.com

InspireMD, Inc.

800 Boylston Street, 16th Floor

Boston, Massachusetts 02199

Telephone: (857) 453-6553

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 16, 2013

The 2013 Annual Meeting of Stockholders of InspireMD, Inc., a Delaware corporation (the “Company”), will be held at 9:30 a.m., New York time, on December 16, 2013, at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112. We will consider and act on the following items of business at the Annual Meeting:

(1)	election of two Class 2 directors to serve on our board of directors for a term of three years or until their successors are elected and qualified, for which the following are nominees: Michael Berman and James J. Loughlin;

(2)	approval of the InspireMD, Inc. 2013 Long-Term Incentive Plan;

(3)	ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, as our independent registered public accounting firm for the six month transition period ending December 31, 2013; and

(4)	such other business as may properly come before the Annual Meeting.

Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the board of directors recommends a vote FOR the nominees for director named above, FOR the approval of the InspireMD, Inc. 2013 Long-Term Incentive Plan and FOR the ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, as our independent registered public accounting firm for the six month transition period ending December 31, 2013.

The board of directors has fixed the close of business on October 28, 2013 as the record date (the “Record Date”). Only holders of record of shares of our common stock are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting.

Please note that in order to gain admission to the site of our annual meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the annual meeting, we strongly encourage you to advise Karen Withrow by email at karenw@inspiremd.com or phone at (857) 453-6553 if you plan to attend the meeting prior to 5:00 p.m., New York time, on December 13, 2013, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the annual meeting, we encourage you to arrive at the meeting no later than 9:00 a.m., New York time, in order to ensure that you are able to pass through security prior to the start of the meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE VOTE IN ONE OF THESE WAYS:

•	USE THE TOLL-FREE NUMBER shown on your proxy card;
•	VISIT THE WEBSITE noted on your proxy card to vote via the Internet;
•	MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope; or
•	VOTE IN PERSON by appearing at the Annual Meeting and submitting a ballot at the meeting.

STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of The Board of Directors,

/s/ Sol J. Barer

Sol J. Barer, Ph.D.
Chairman

November 7, 2013

Table of Contents

ABOUT THE ANNUAL MEETING	2

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS	8

REPORT OF THE AUDIT COMMITTEE	11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	12

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	13

PROPOSAL 1: ELECTION OF CLASS 2 DIRECTORS	14

EXECUTIVE OFFICERS	17

EXECUTIVE COMPENSATION	19

PROPOSAL 2: APPROVAL OF INSPIREMD, INC. 2013 LONG-TERM INCENTIVE PLAN	29

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF Kesselman & Kesselman, Certified Public Accountants, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39

OTHER BUSINESS	41

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS	41

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InspireMD, Inc.

800 Boylston Street, 16th Floor

Boston, Massachusetts 02199

Telephone: (857) 453-6553

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 16, 2013

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “InspireMD” refer to InspireMD, Inc., a Delaware corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.0001 per share.

The accompanying proxy is solicited by the board of directors on behalf of InspireMD, Inc., a Delaware corporation, to be voted at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on December 16, 2013, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are expected to be first sent or given to stockholders on or about November 7, 2013.

The executive offices of the Company are located at, and the mailing address of the Company is, 800 Boylston Street, 16th Floor, Boston, Massachusetts 02199.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 16, 2013:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and 2013 Annual Report to Stockholders are available at:
www.proxyvote.com

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

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What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

(1)	election of two Class 2 directors to serve on our board of directors for a term of three years or until their successors are elected and qualified, for which the following are nominees: Michael Berman and James J. Loughlin;

(2)	approval of the InspireMD, Inc. 2013 Long-Term Incentive Plan (the “2013 Plan”);

(3)	ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, as our independent registered public accounting firm for the six month transition period ending December 31, 2013; and

(4)	such other business as may properly come before the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one Proxy Statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Proxy Statement in the future, he or she may contact InspireMD, Inc., 800 Boylston Street, 16th Floor, Boston, Massachusetts 02199, Attn: Investor Relations or call (857) 453-6553 and ask for Investor Relations. Eligible stockholders of record receiving multiple copies of our Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. In the future, the Company may choose to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in street name. Please complete, sign, date and return each proxy card and voting instruction card that you receive, or vote by telephone or Internet in accordance with the instructions set forth thereon, to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on October 28, 2013 (the “Record Date”). The Record Date is established by the board of directors as required by Delaware law. On the Record Date, 34,512,568 shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting.

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What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the shares of the stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Action Stock Transfer Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Proxy Statement and proxy card have been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Proxy Statement and proxy card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker does not have discretionary authority to vote your shares with respect to the election of directors or the approval of the 2013 Plan in the absence of specific instructions from you.

How do I vote my shares?

If you are a record holder, you may vote your voting securities at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you must do one of the following:

•	USE THE TOLL-FREE NUMBER shown on your proxy card;
•	VISIT THE WEBSITE shown on your proxy card to vote via the Internet; or
•	MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow you to vote your shares and to confirm that your instructions have been properly recorded. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee to see which options are available to you. The proxy card is fairly simple to complete, with specific instructions right on the card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The board of directors has appointed Alan Milinazzo, president and chief executive officer, and Craig Shore, chief financial officer, chief administrative officer, treasurer and secretary, to serve as the proxies for the Annual Meeting.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

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If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

Who counts the votes?

All votes will be tabulated by Craig Shore, chief financial officer, chief administrative officer, treasurer and secretary, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

In the election of directors (Proposal 1), stockholders may vote for all director nominees or may withhold their votes as to one or more director nominees. With respect to the proposal to approve the 2013 Plan and the ratification of the independent registered public accounting firm (Proposals 2 and 3), stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the board of directors’ recommendations on how I should vote my shares?

The board of directors recommends that you vote your shares as follows:

Proposal 1—FOR the election of the nominees for director.

Proposal 2—FOR the approval of the 2013 Plan.

Proposal 3—FOR the ratification of the independent registered public accounting firm.

What if I do not specify how I want my shares voted?

If you return a signed proxy card and do not specify on your proxy card (or when giving your proxy by telephone or over the Internet) how you want to vote your shares, we will vote the shares in the following manner:

Proposal 1—FOR the election of the nominees for director.

Proposal 2—FOR the approval of the 2013 Plan.

Proposal 3—FOR the ratification of the independent registered public accounting firm.

If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be unable to vote those shares. See “What is a broker non-vote?”

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Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

•	Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

•	Completing and submitting a new valid proxy bearing a later date by Internet, telephone or mail.

•	Giving written notice of revocation to the Company addressed to Craig Shore, chief financial officer, chief administrative officer, treasurer and secretary, at the Company’s address above, which notice must be received before noon, New York time on December 13, 2013.

If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, the two director nominees who receive the most votes cast in the election of directors will be elected.

Assuming the presence of a quorum, approval of the 2013 Plan (Proposal 2) and the ratification of the independent registered public accounting firm (Proposal 3) will require the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that voted for or against such proposal.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect on Proposals 1, 2 and 3.

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect upon Proposals 1 or 2. Broker non-votes are not applicable to Proposal 3.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

When will the next stockholder advisory vote on executive compensation occur?

At our 2012 Annual Meeting of Stockholders, we submitted to stockholders an advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years. “Three years” was the frequency that received the highest number of votes. In light of such outcome, we intend to hold an advisory vote on executive compensation every three years. We anticipate that the next such vote will be held at our 2015 Annual Meeting of Stockholders.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our board of directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

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Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Craig Shore by email at craigs@inspiremd.com or phone at (857) 453-6553.

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CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Director Independence

The board of directors has determined that Drs. Barer, Barry and Rogers and Messrs. Loughlin, Berman, Stuka and Weinstein satisfy the requirement for independence set out in Section 803(A) of the NYSE MKT Company Guide and that each of these directors has no material relationship with us (other than being a director and/or a stockholder). In making its independence determinations, the board of directors sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his immediate family or affiliates and our company and our affiliates and did not rely on categorical standards other than those contained in the NYSE MKT rule referenced above.

Board Committees

Our board of directors has established an audit committee, a nominating and corporate governance committee and a compensation committee, each of which has the composition and responsibilities described below.

Audit Committee. Our audit committee is currently comprised of Messrs. Loughlin, Stuka and Weinstein and Dr. Barer, each of whom our board has determined to be financially literate and qualify as an independent director under Section 803(B)(2) of the NYSE MKT Company Guide. Mr. Loughlin is the chairman of our audit committee and qualifies as a financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K, and as financially sophisticated, as defined in Section 803(B)(2)(iii) of the NYSE MKT Company Guide. Mr. Weinstein will no longer serve on our audit committee when his term as a director ends after the Annual Meeting. The audit committee’s duties are to recommend to our board of directors the engagement of independent auditors to audit our financial statements and to review our accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The audit committee held a total of seven meetings during the fiscal year ended June 30, 2013. The audit committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.inspire-md.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at (857) 453-6553.

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee is currently comprised of Messrs. Berman, Stuka and Weinstein and Dr. Barer, each of whom qualifies as an independent director under Section 803(A) of the NYSE MKT Company Guide. Mr. Berman is the chairman of our nominating and corporate governance committee. Mr. Weinstein will no longer serve on our nominating and corporate governance committee when his term as a director ends after the Annual Meeting. The nominating and corporate governance committee identifies and recommends to our board of directors individuals qualified to be director nominees. In addition, the nominating and corporate governance committee recommends to our board of directors the members and chairman of each board committee who will periodically review and assess our code of business conduct and ethics and our corporate governance guidelines. The nominating and corporate governance committee also makes recommendations for changes to our code of business conduct and ethics and our corporate governance guidelines to our board of directors, reviews any other matters related to our corporate governance and oversees the evaluation of our board of directors and our management. The nominating and corporate governance committee held a total of four meetings during the fiscal year ended June 30, 2013. The nominating and corporate governance committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.inspire-md.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at (857) 453-6553.

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Compensation Committee. Our compensation committee is currently comprised of Messrs. Stuka and Loughlin and Dr. Barer, each of whom qualifies as an independent director under Sections 803(A) and 805(c)(1) of the NYSE MKT Company Guide. Mr. Stuka is the chairman of our compensation committee. The compensation committee reviews and approves our salary and benefits policies, including compensation of executive officers and directors. The compensation committee also administers our stock option plans and recommends and approves grants of stock options under such plans. The compensation committee reviews at least annually and determines the executive compensation packages for Mr. Milinazzo, including approving any grants of stock options. Mr. Milinazzo is responsible for making recommendations to the compensation committee with respect to the executive compensation packages for our other executive officers, including any grants of stock options. The compensation committee held a total of six meetings during the fiscal year ended June 30, 2013. The compensation committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s web site, www.inspire-md.com, by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at (857) 453-6553.

Meetings and Attendance

During the year ended June 30, 2013, the board of directors held 19 meetings, and each director attended at least 75 percent of the aggregate number of all (i) board meetings held during the period for which he was a director and (ii) committee meetings held during the period for which he was a committee member. We do not have a policy requiring director attendance at stockholder meetings, but members of our board of directors are encouraged to attend. One of seven directors attended our 2012 Annual Meeting of Stockholders.

Board Leadership Structure

The board of directors is committed to promoting effective, independent governance of the Company. Our board believes it is in the best interests of the stockholders and the Company for the board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined. This decision is made by our board of directors, based on the best interests of the Company considering the circumstances at the time.

Currently, the offices of the chairman of the board and the chief executive officer are held by two different people. Sol J. Barer, Ph.D., is our independent, non-executive chairman of the board of directors and Alan Milinazzo is our chief executive officer. The chief executive officer is responsible for the day to day leadership and performance of the Company, while the chairman of the board of directors provides guidance to the chief executive officer and sets the agenda for board meetings and presides over meetings of the board. We believe that separation of the positions reinforces the independence of the board in its oversight of the business and affairs of the Company, and creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the board to monitor whether management’s actions are in the best interests of the Company and its stockholders. Furthermore, we believe that Dr. Barer is especially suited to serve as our chairman of the board, in light of his significant scientific and executive leadership experience in the U.S. biotechnology industry and his prior service on the board of directors of other publicly-held biopharmaceutical companies, which provide him with a unique perspective on the best methods of growth for a biotechnology company.

Role in Risk Oversight

Our board of directors oversees an enterprise-wide approach to risk management, designed to support the achievement of business objectives, including organizational and strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of our board of directors in setting our business strategy is a key part of its assessment of management’s plans for risk management and its determination of what constitutes an appropriate level of risk for the company. The participation of our board of directors in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to our company, including operational, financial, legal and regulatory, and strategic and reputational risks.

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While our board of directors has the ultimate responsibility for the risk management process, senior management and various committees of our board of directors also have responsibility for certain areas of risk management.

Our senior management team is responsible for day-to-day risk management and regularly reports on risks to our full board of directors or a relevant committee. Our finance and regulatory personnel serve as the primary monitoring and evaluation function for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for our ongoing business. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels.

The audit committee focuses on monitoring and discussing the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. As appropriate, the audit committee provides reports to and receives direction from the full board of directors regarding our risk management policies and guidelines, as well as the audit committee’s risk oversight activities.

In addition, the compensation committee assesses our compensation policies to confirm that the compensation policies and practices do not encourage unnecessary risk taking. The compensation committee regularly reviews and discusses the relationship between risk management policies and practices, corporate strategy and senior executive compensation and, when appropriate, reports on the findings from the discussions with our board of directors. Our compensation committee intends to set performance metrics that will create incentives for our senior executives that encourage an appropriate level of risk-taking that is commensurate with our short-term and long-term strategies.

Communications with the Board of Directors

A stockholder who wishes to communicate with our board of directors, any committee of our board of directors, the non-management directors or any particular director, may do so by writing to such director or directors in care of the Secretary, c/o InspireMD, Inc., 800 Boylston Street, 16th Floor, Boston, Massachusetts 02199. Our secretary will forward such communication to the full board of directors, to the appropriate committee or to any individual director or directors to whom the communication is addressed, unless the communication is unrelated to the duties and responsibilities of our board of directors (such as spam, junk mail and mass mailings, ordinary course disputes over fees or services, personal employee complaints, business inquiries, new product or service suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements) or is unduly hostile, threatening, illegal, or harassing, in which case our secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

Director Nomination Policies

The Company has a standing nominating and corporate governance committee consisting entirely of independent directors. Each director nominee was recommended to the board by the nominating and corporate governance committee for selection.

The nominating and corporate governance committee will consider all proposed nominees for the board of directors, including those put forward by stockholders. Stockholder nominations should be addressed to the nominating and corporate governance committee in care of the Secretary, c/o InspireMD, Inc., 800 Boylston Street, 16th Floor, Boston, Massachusetts 02199, in accordance with the provisions of the Company’s Amended and Restated Bylaws. The nominating and corporate governance committee annually reviews with the board the applicable skills and characteristics required of board nominees in the context of current board composition and Company circumstances. In making its recommendations to the board, the nominating and corporate governance committee considers all factors it considers appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which the Company operates, specific skills, general business acumen and the highest personal and professional integrity. Generally, the nominating and corporate governance committee will first consider current board members because they meet the criteria listed above and possess an in depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to the Company. In determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the board.

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The board and the nominating and corporate governance committee aim to assemble a diverse group of board members and believe that no single criterion such as gender or minority status is determinative in obtaining diversity on the board. The board defines diversity as differences of viewpoint, professional experience, education and skills such as a candidate’s range of experience serving on other public company boards, the balance of the business interest and experience of the candidate as compared to the incumbent or other nominated directors, and the need for any particular expertise on the board or one of its committees.

Certain Related Transactions and Relationships

On January 3, 2013, Mr. Paz resigned as our chief executive officer, and in connection with Mr. Paz’s resignation, InspireMD Ltd. and A.S. Paz Management and Investment Ltd. entered into a separation agreement and release, pursuant to which, among other things, the consultancy agreement, dated as of April 1, 2012, by and between InspireMD Ltd. and A.S. Paz Management, was terminated and Mr. Paz resigned as chief executive officer of InspireMD Ltd. and as a director of InspireMD Ltd. In accordance with the terms of the consultancy agreement, we continued to pay Mr. Paz’s monthly consultancy fee of $21,563 for six months following termination of the consultancy agreement.

On June 1, 2012, in connection with his resignation as president and director of InspireMD Ltd. and our president, we entered into a consulting agreement with Asher Holzer, Ph.D., which terminated on November 30, 2012, pursuant to which Dr. Holzer provided us with consulting services in exchange for monthly payments of $20,337. On February 21, 2013, we agreed to pay Dr. Holzer $64,195 in consideration for consulting services provided by Dr. Holzer to us following the expiration of his consulting agreement. The amount equals three months of payments under the expired consulting agreement plus applicable value added tax.

In accordance with our audit committee charter, the audit committee is required to approve all related party transactions. In general, the audit committee will review any proposed transaction that has been identified as a related party transaction under Item 404 of Regulation S-K, which means a transaction, arrangement or relationship in which we and any related party are participants in which the amount involved exceeds $120,000. A related party includes (i) a director, director nominee or executive officer of us, (ii) a security holder known to be an owner of more than 5% of our voting securities, (iii) an immediate family member of the foregoing or (iv) a corporation or other entity in which any of the foregoing persons is an executive, principal or similar control person or in which such person has a 5% or greater beneficial ownership interest.

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the Company’s audited financial statements and related footnotes for the fiscal year ended June 30, 2013, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Kesselman & Kesselman, Certified Public Accountants (“Kesselman”). The audit committee has also discussed with Kesselman the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has also received the written disclosures and the letter from Kesselman required by applicable requirements of the Public Company Accounting Oversight Board regarding Kesselman’s communications with the audit committee concerning independence, and has discussed with Kesselman that firm’s independence.

Based on the review and the discussions referred to in the preceding paragraph, the audit committee determined that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013 that was filed with the SEC.

The Audit Committee:

Sol J. Barer, Ph.D.
James J. Loughlin (Chairman)
Paul Stuka
Eyal Weinstein

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of October 28, 2013 by:

•	each person known by us to beneficially own more than 5.0% of our common stock;

•	each of our directors;

•	each of the named executive officers; and

•	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o InspireMD, Inc., 800 Boylston Street, 16th Floor, Boston, MA 02199. As of October 28, 2013, we had 34,512,568 shares outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage Beneficially Owned(1)
5% Owners
Orbimed Advisors LLC (2)	3,395,000	(3)	9.8%
Ofir Paz (4)	2,634,417	(5)	7.6%
Officers and Directors
Alan W. Milinazzo	868,693	(6)	2.5%
Craig Shore	86,621	(7)	*
Robert Ratini	16,667	(7)	*
Sol J. Barer, Ph.D.	2,754,167	(8)	7.8%
James Barry, Ph.D.	12,500	(7)	*
Michael Berman	30,000		*
Asher Holzer, Ph.D.	2,525,109		7.3%
James J. Loughlin	23,333		*
Campbell Rogers, M.D.	-		-
Paul Stuka	932,704	(9)	2.7%
Eyal Weinstein	8,333	(7)	*
All directors and executive officers as a group (12 persons)	7,616,103		21.2%

(*) Represents ownership of less than one percent.

(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of October 28, 2013. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

(2)	Orbimed Advisors LLC’s address is 601 Lexington Avenue, 54th Floor, New York, NY 10022.

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(3)	Based on a Schedule 13G filed with the SEC on April 23, 2013 by OrbiMed Advisors LLC.

(4)	Mr. Paz’s address is 3 Menorat Hamaor St., 4th Floor, Tel Aviv, Israel 67448.

(5)	This amount includes options to purchase 68,479 shares of common stock that are currently exercisable within 60 days of October 28, 2013. This amount does not include 93,132 shares of common stock that Mr. Paz presently holds as trustee for a family trust. Mr. Paz does not have either voting power or dispositive power over these shares and disclaims all beneficial ownership therein.

(6)	Includes options to purchase 183,333 shares of common stock that are currently exercisable or exercisable within 60 days of October 28, 2013.

(7)	Represents options that are currently exercisable or exercisable within 60 days of October 28, 2013.

(8)	Comprised of (i) 1,900,000 shares of common stock and (ii) options to purchase 854,167 shares of common stock that are currently exercisable or exercisable within 60 days of October 28, 2013.

(9)	Mr. Stuka is the principal and managing member of Osiris Investment Partners, L.P., and, as such, has beneficial ownership of the (i) 745,204 shares of common stock and (ii) currently exercisable warrants to purchase 166,667 shares of common stock held by Osiris Investment Partners, L.P., in addition to personally holding options to purchase 20,833 shares of common stock that are currently exercisable or exercisable within 60 days of October 28, 2013.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Directors, officers and persons who own more than ten percent of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, during the twelve months ended June 30, 2013, each of our directors, officers and greater than ten percent stockholders complied with all Section 16(a) filing requirements applicable to our directors, officers and greater than ten percent stockholders, except that each of Messrs. Ratini and Stuka and Dr. Barer reported one transaction on a late Form 4, Mr. Milinazzo twice reported a transaction on a late Form 4 and Eli Bar reported a series of nine transactions on a late Form 4.

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PROPOSAL 1: ELECTION OF CLASS 2 DIRECTORS

The board of directors currently consists of nine members and is classified into three classes. The term of one class of directors expires each year. The term of our Class 2 directors, Michael Berman, Asher Holzer, Ph.D. and Eyal Weinstein, will expire at the Annual Meeting. The board of directors has nominated Mr. Berman and James J. Loughlin, who currently serves as one of our Class 3 directors, for election at the Annual Meeting. Mr. Loughlin will resign as a Class 3 director immediately prior to the Annual Meeting. Dr. Holzer and Mr. Weinstein will not stand for re-election. The board of directors has reduced the size of the board to seven members, effective immediately following the Annual Meeting.

Each of Messrs. Berman and Loughlin has been nominated to serve for a term of office to expire at the Annual Meeting of Stockholders in 2016, to hold office until his successor has been duly elected and qualified. Stockholders will be unable to vote for more than two persons. Assuming the presence of a quorum, the two director nominees who receive the most votes cast in the election of directors will be elected. Should any of the director nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the board of directors may nominate or designate. Each of the director nominees has expressed his intention to serve the entire term for which election is sought.

Directors and Nominees

The following table and text set forth the name, age and positions of the director nominees and each director currently serving on our board of directors:

Name	Age	Director Class	Position	Term Expiration
Alan Milinazzo	54	Class 1	President, Chief Executive Officer and Director	2015 Annual Meeting
Sol J. Barer, Ph.D.	66	Class 1	Chairman of the Board of Directors	2015 Annual Meeting
Paul Stuka	58	Class 1	Director	2015 Annual Meeting
Michael Berman	56	Class 2	Director	2013 Annual Meeting
Asher Holzer, Ph. D.	64	Class 2	Director	2013 Annual Meeting
Eyal Weinstein	58	Class 2	Director	2013 Annual Meeting
Campbell Rogers, M.D.	52	Class 3	Director	2014 Annual Meeting
James Barry, Ph.D.	54	Class 3	Director	2014 Annual Meeting
James J. Loughlin	70	Class 3(1)	Director	2014 Annual Meeting

(1)	As described above, Mr. Loughlin will resign as a Class 3 director immediately prior to the Annual Meeting and has been nominated to serve as a Class 2 director.

Biographies

Alan Milinazzo, has served as our president, chief executive officer and director since January 3, 2013. Mr. Milinazzo served as president and chief executive officer of Orthofix International N.V., a Nasdaq-listed medical device company, until August 2011, a position he was promoted to in 2006 after being hired a year earlier as chief operating officer. He also served as a director of Orthofix International N.V. from December 2006 until June 2012. From 2002 to 2005, Mr. Milinazzo was the general manager of Medtronic, Inc.’s coronary and peripheral vascular businesses. Mr. Milinazzo also spent 12 years as an executive with Boston Scientific Corporation in numerous roles, including vice president of marketing for SCIMED Europe. Mr. Milinazzo currently serves on the board of directors of Medpace, Inc., a research-based drug and device development company, and Flexion Therapeutics, Inc., a specialty pharmaceutical company focused on the development and commercialization of injectable pain therapies. Mr. Milinazzo has over 20 years of experience in management and marketing, including positions with Aspect Medical Systems and American Hospital Supply. As chief executive officer, Mr. Milinazzo’s position on the board ensures a unity of vision between the broader goals of our company and our day-to-day operations.

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Mr. Milinazzo is a party to an agreement related to his service as president, chief executive officer and director described under “Executive Compensation – Agreements with Executive Officers.”

Sol J. Barer, Ph.D., has served as a director since July 11, 2011 and has served as our chairman since November 16, 2011. Dr. Barer has 25 years of experience with publicly traded biotechnology companies. In 1980, when Dr. Barer was with Celanese Research Company, he formed the biotechnology group that was subsequently spun out to form Celgene Corporation. Dr. Barer spent 18 years leading Celgene Corporation as president, chief operating officer and chief executive officer, culminating with his tenure as Celgene Corporation’s executive chairman and chairman beginning in May 2006 until his retirement in June 2011. Dr. Barer is also a director of Cerecor, Inc., Edge Therapeutics, Inc., Medgenics, Inc., ContraFect Corporation, Amicus Therapeutics, Inc. and Aegerion Pharmaceuticals, Inc. and serves as a senior advisor to a number of other biotechnology companies. Dr. Barer received a Ph.D. in organic chemistry from Rutgers University. Dr. Barer brings to the board significant scientific and executive leadership experience in the U.S. biotechnology industry and prior service on the board of directors of other publicly-held biopharmaceutical companies, as well as a unique perspective on the best methods of growth for a biotechnology company.

James Barry, Ph.D., has served as a director since January 30, 2012. Dr. Barry has served as executive vice president and chief operating officer at Arsenal Medical Inc., a medical device company focused on local therapy, since September 2011. Dr. Barry also heads his own consulting firm, Convergent Biomedical Group LLC, advising medtech companies on product development, strategy, regulatory challenges and fund raising. Until June 2010, he was senior vice president, corporate technology development at Boston Scientific Corporation, where he was in charge of the corporate research and development and pre-clinical sciences functions. Dr. Barry joined Boston Scientific in 1992 and oversaw its efforts in the identification and development of drug, device and biological systems for applications with implantable and catheter-based delivery systems. He currently serves on a number of advisory boards including the College of Biomedical Engineering at Yale University, the College of Sciences at University of Massachusetts-Lowell, and the Massachusetts Life Science Center. Dr. Barry received his Ph.D. in Biochemistry from the University of Massachusetts-Lowell and holds a B.A. degree in Chemistry from Saint Anselm College. Dr. Barry brings to the board over 20 years of experience in leadership roles in the medical device industry and significant medical technology experience, in particular with respect to interventional cardiology products.

Michael Berman, has served as our director since February 7, 2013. Mr. Berman is a medical device entrepreneur who works with high-potential development and early-stage commercial companies. From 2005 to 2012, when the company was sold to Boston Scientific, Mr. Berman was a co-founder and the chairman of BridgePoint Medical, Inc., which developed technology to treat coronary and peripheral vascular chronic total occlusions. Mr. Berman was also a member of the board of UltraShape Ltd. from 2005 until 2011, when the company was sold to Syneron Medical Ltd. Mr. Berman has served (i) since 2003 as co-founder and a director of Aetherworks I and II, a medical device incubator, (ii) since 2004 as a co-founder and director of Benechill, Inc., a company developing a therapeutic hypothermia system for the treatment of cardiac arrest, (iii) since 2011 as an advisor to, and since 2012 as a director of, Cardiosonic, Inc., a company developing a system for hypertension reduction via renal denervation, (iv) since 2005 as a director of PharmaCentra, LLC, which creates customizable marketing programs that help pharmaceutical companies communicate with physicians and patients, (v) since 2011 as a co-founder and director of Rebiotix Inc., a company developing an innovative treatment for C Diff colitis, (vi) since 2011 as a director of AngioSlide Ltd., a medical device company that has developed an embolic capture angioplasty device, (vii) since 2011 as a director of InterValve, Inc., a medical device company developing an aortic valvuloplasty balloon for treatment of calcific aortic stenosis, and (viii) since 2013 as a Director of ClearCut Inc., a medical device company that has developed an MRI system for tumor margin assessment. Mr. Berman was a member of the Data Sciences International, Inc. board from 2001 until 2012. Mr. Berman brings to the board his extensive executive and entrepreneurial experiences in the field of medical devices and interventional cardiology, which should assist in strengthening and advancing our strategic focus.

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Asher Holzer, Ph.D., has served as our director since March 31, 2011. Dr. Holzer served as our president from March 31, 2011 until June 1, 2012 and served as our chairman from March 31, 2011 until November 16, 2011. In addition, Dr. Holzer served as the president and chairman of the board of InspireMD Ltd. from April 2007 until June 1, 2012. Previously, Dr. Holzer founded Adar Medical Ltd., an investment firm specializing in medical device startups, and served as its chief executive officer from 2002 through 2004. Dr. Holzer currently serves on the board of directors of BioSig Technologies, Inc., Adar Medical Ltd., O.S.H.-IL The Israeli Society of Occupational Safety and Health Ltd., Theracoat Ltd. and 2to3D Ltd. Dr. Holzer earned his Ph.D. in Applied Physics from the Hebrew University. Dr. Holzer is also an inventor and holder of numerous patents. Dr. Holzer brought to the board his more than 25 years of experience in advanced medical devices, as well as expertise covering a wide range of activities, including product development, clinical studies, regulatory affairs, market introduction and the financial aspects of the stent business. Dr. Holzer will not stand for re-election at the Annual Meeting.

James J. Loughlin has served as our director since September 19, 2012. Mr. Loughlin served as the national director of the pharmaceuticals practice at KPMG LLP, and a five-year term as member of the board of directors of KPMG LLP. Additionally, Mr. Loughlin served as chairman of the pension and investment committee of the KPMG LLP board from 1995 through 2001. He also served as partner in charge of human resources, chairman of the personnel and professional development committee, secretary and trustee of the Peat Marwick Foundation and a member of the pension, operating and strategic planning committees. In addition, Mr. Loughlin has served as a member of the board of directors of Celgene Corporation, a global biopharmaceutical company focused on novel therapies for the treatment of cancer and inflammatory diseases, since 2006, including as chairman of the audit committee since June 2008 and a member of the compensation committee since June 2008. Mr. Loughlin served as a member of the board of directors of Alfacell Corporation, a biopharmaceutical company primarily focused on therapeutic drugs for the treatment of cancer and other pathological conditions, until 2008 and Datascope Corp., a medical device company engaged in the interventional cardiology and radiology, cardiovascular and vascular surgery, and critical care fields, until January 2009. Mr. Loughlin brings to the board his valuable experiences as national director of the pharmaceuticals practice at KPMG LLP, an extensive background in accounting and financial reporting, qualifying him as an audit committee financial expert, and prior service on the board of directors of other publicly-held biopharmaceutical companies.

Campbell Rogers, M.D., has served as a director since September 3, 2013. Dr. Rogers has served as chief medical officer of HeartFlow, Inc., a cardiovascular diagnostics company, since March 2012. Prior to joining HeartFlow, Inc., he was the chief scientific officer and global head of research and development at Cordis Corporation, Johnson & Johnson, where he was responsible for leading investments and research in cardiovascular devices, from July 2006 to March 2012. Prior to that, he was associate professor of medicine at Harvard Medical School and the Harvard-M.I.T. Division of Health Sciences and Technology and director of the cardiac catheterization and experimental cardiovascular interventional laboratories at Brigham and Women’s Hospital. He served as principal investigator for numerous interventional cardiology device, diagnostic, and pharmacology trials, is the author of numerous journal articles, chapters, and books in the area of coronary artery and other cardiovascular diseases and was the recipient of research grant awards from the National Institute of Health and the American Heart Association. He received his A.B. from Harvard College and his M.D. from Harvard Medical School. Dr. Rogers’ qualifications to serve on the board include his significant experience in cardiovascular devices, as well as his familiarity with the operations of medical device companies.

Paul Stuka, has served as a director since August 8, 2011. Mr. Stuka has served as the managing member of Osiris Partners, LLC, an investment fund, since 2000. Prior to forming Osiris Partners, LLC, Mr. Stuka, with 30 years of experience in the investment industry, was a managing director of Longwood Partners, managing small cap institutional accounts. In 1995, Mr. Stuka joined State Street Research and Management as manager of its Market Neutral and Mid Cap Growth Funds. From 1986 to 1994, Mr. Stuka served as the general partner of Stuka Associates, where he managed a U.S.-based investment partnership. Mr. Stuka began his career in 1980 as an analyst at Fidelity Management and Research. As an analyst, Mr. Stuka followed a wide array of industries including healthcare, energy, transportation, and lodging and gaming. Early in his career he became the assistant portfolio manager for three Fidelity Funds, including the Select Healthcare Fund which was recognized as the top performing fund in the U.S. for the five-year period ending December 31, 1985. Mr. Stuka has served as a director of Lucid, Inc. since June 2013. Mr. Stuka’s qualifications to serve on the board include his significant strategic and business insight from his years of experience investing in the healthcare industry.

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Eyal Weinstein, has served as a director since August 8, 2011. Mr. Weinstein is the chief executive officer of LEOREX Ltd., a company developing and marketing dermo cosmetic products. From 2001 to 2007, Mr. Weinstein worked as manager-partner of C.I.G., an economic and accounting consultancy, consulting for leading Israeli banks, including Bank Leumi, Bank Hapoalim, Israeli Discount Bank and Bank Hamizrachi. From 2000 to 2001, he was manager-partner of Exseed, a venture capital fund that invested in early-stage companies. Beginning in 1996, Mr. Weinstein was a partner and founder in the establishment of three high-tech companies that were ultimately sold, two to Microsoft Corporation. Mr. Weinstein currently serves on the board of directors of Cell Buddy Network Ltd. Mr. Weinstein brought to the board his considerable management and business experience as an executive of several companies and investment funds in Israel. Mr. Weinstein will not stand for re-election at the Annual Meeting.

Family Relationships

We have no family relationships amongst our directors and executive officers.

Vote Required

The two director nominees who receive the most votes cast in the election of directors will be elected.

The board of directors recommends a vote FOR the director nominees.

EXECUTIVE OFFICERS

In addition to Alan Milinazzo, whose information is set forth above under the caption “Proposal 1: Election of Class 2 Directors – Directors and Nominees” and “Proposal 1: Election of Class 2 Directors – Biographies,” below is certain information with respect to our other executive officers.

Name	Age	Position(s)
Craig Shore	52	Chief Financial Officer, Chief Administrative Officer, Secretary and Treasurer
Eli Bar	49	Senior Vice President of Research and Development and Chief Technical Officer of InspireMD Ltd.
Robert Ratini	51	Vice President of Sales and Marketing of InspireMD Ltd.

Our officers hold office until the earlier of their death, resignation or removal by our board of directors or until their successors have been selected. They serve at the pleasure of our board of directors.

Craig Shore, has served as our chief financial officer, secretary and treasurer since March 31, 2011 and as our chief administrative officer since May 3, 2013. In addition, from November 2010 through March 2011, Mr. Shore served as InspireMD Ltd.’s vice president of business development. From February 2008 through June 2009, Mr. Shore served as chief financial officer of World Group Capital Ltd. and Nepco Star Ltd., both publicly traded companies on the Tel Aviv Stock Exchange, based in Tel Aviv, Israel. From March 2006 until February 2008, Mr. Shore served as the chief financial officer of Cellnets Solutions Ltd., a provider of advanced cellular public telephony solutions for low to middle income populations of developing countries based in Azur, Israel. Mr. Shore has over 25 years of experience in financial management in the U.S., Europe and Israel. His experience includes raising capital both in the private and public markets. Mr. Shore graduated with honors and received a B.Sc. in Finance from Pennsylvania State University and an M.B.A. from George Washington University.

Eli Bar, has served as InspireMD Ltd.’s senior vice president of research and development and chief technical officer since February 2011. Prior to that, he served as InspireMD Ltd.’s vice president of research and development since October 2006 and engineering manager since June 2005. Mr. Bar has over 15 years’ experience in medical device product development. Mr. Bar has vast experience building a complete research and development structure, managing teams from the idea stage to an advanced marketable product. He has been involved with many medical device projects over the years and has developed a synthetic vascular graft for femoral and coronary artery replacement, a covered stent and a fully implantable ventricular assist device. Mr. Bar has more than nine filed device and method patent applications and he has initiated two medical device projects. Mr. Bar is also a director of Blue Surgical Ltd., a medical device company based in Israel. Mr. Bar graduated from New Haven University in Connecticut with a B.Sc. in Mechanical Engineering.

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Robert Ratini, has served as InspireMD Ltd.’s vice president of sales and marketing in a full-time capacity since June 1, 2012 and served in a part-time capacity from March 27, 2012 until May 31, 2012. From April 2011 through March 26, 2012, Mr. Ratini served as a business consultant and the vice president of business development for Easy Med Services, Inc. in Geneva, Switzerland, which focuses on telemedicine software products, Stentys SA in Paris, France, which focuses on self-expanding coronary stents, and Parvulus SA in Lonay, Switzerland, which concentrates on intra annular heart valve repair rings. From October 2009 through March 2011, Mr. Ratini served as the director of marketing for Orbusneich Medical, which produces and sells interventional cardiology products, and from October 2006 through September 2009, Mr. Ratini served as vice president global marketing and EMEA sales for Biosensors International, Switzerland, where he established a global sales and marketing department and led the launch of the Bio Matrix drug eluting stent. Mr. Ratini has extensive cardiology and vascular experience and has worked in the medical information technology industry since 1989. Mr. Ratini graduated from the University of Applied Sciences in Bienne, Switzerland with a Master of Computer Science.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth, for the twelve month period ended June 30, 2013, the six month period ended June 30, 2012 and the twelve month period ended December 31, 2011, the compensation earned by Alan Milinazzo, our president and chief executive officer, Craig Shore, our chief financial officer, chief administrative officer, secretary and treasurer, Robert Ratini, the vice president of sales and marketing of InspireMD Ltd., and Ofir Paz, our former chief executive officer.

Name and Principal Position	Year	Salary ($)(1)	Option Awards($)(2)	Restricted stock Awards($)(2)	All Other Compensation ($)(1)		Total ($)(1)

Alan Milinazzo (3) President and Chief Executive Officer	2013	222,500	1,837,440	1,988,725	9,813	(4)	4,058,478

Craig Shore	2013	165,083	45,059	-	42,881	(6)	253,023
Chief Financial Officer,	2012	76,717	139,499	-	18,180	(6)	234,396
Chief Administrative Officer, Secretary and Treasurer (5)	2011	118,333	260,554	-	40,546	(6)	419,433

Robert Ratini	2013	-	-	-	323,473	(8)	323,473
Vice President of Sales and Marketing of InspireMD Ltd. (7)	2012	-	84,403	-	55,645	(8)	140,048

Ofir Paz	2013	96,355	-	-	228,778	(11)	325,133
Former Chief Executive	2012	121,327	-		32,270	(11)	153,597
Officer (9)(10)	2011	57,796	-	-	189,243	(11)	247,039

(1)	Compensation amounts received in non-U.S. currency have been converted into U.S. dollars using the average exchange rate for the applicable year. The average exchange rate for 2013 was 3.7944 NIS per dollar, the average exchange rate for 2012 was 3.80 NIS per dollar and the average exchange rate for 2011 was 3.5781 NIS per dollar.

(2)	The amounts in this column reflect the dollar amounts recognized for financial statement reporting purposes with respect to the twelve month period ended June 30, 2013, the six month period ended June 30, 2012 and the twelve month period ended December 31, 2011 in accordance with FASB ASC Topic 718. Fair value is based on the Black-Scholes option pricing model using the fair value of the underlying shares at the measurement date. For additional discussion of the valuation assumptions used in determining stock-based compensation and the grant date fair value for stock options, see “Management’s Discussion and Analysis of Financial Condition and Results of Operation - Critical Accounting Policies-Share-Based Compensation” and Note 2—“Significant Accounting Policies” and Note 9—“Equity” of the Notes to the Consolidated Financial Statements for the Twelve Months Ended June 30, 2013 included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2013.

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(3)	Mr. Milinazzo served as a director during the twelve month period ended June 30, 2013 but did not receive any additional compensation for his services as a director.

(4)	Mr. Milinazzo’s other compensation consisted solely of benefits related to health insurance in 2013.

(5)	For the twelve months ended June 30, 2012, Mr. Shore’s total compensation was $334,208, consisting of $156,873 in salary, $139,499 in option awards and $37,836 in other compensation.

(6)	Mr. Shore’s other compensation consisted solely of benefits in 2012 and 2013 and consisted of a warrant award valued at $5,266 and $35,280 in benefits in 2011. In each of 2011, 2012 and 2013, Mr. Shore’s benefits included our contributions to his severance, pension, vocational studies and disability funds, an annual recreation payment, a company car and cell phone, and a daily food allowance.

(7)	For the twelve months ended June 30, 2012, Mr. Ratini’s total compensation was $334,208, consisting of $84,403 in option awards and $55,645 in other compensation.

(8)	Mr. Ratini’s other compensation consisted of $34,711 in consulting salary and $20,934 in benefits in 2012 and $201,780 in consulting salary and $121,693 in benefits in 2013. Mr. Ratini’s benefits included our contributions to his severance, pension and an annual recreation payment.

(9)	Mr. Paz served as our director until his resignation on September 3, 2013 but did not receive any additional compensation for his services as director.

(10)	For the twelve months ended June 30, 2012, Mr. Paz’s total compensation was $282,733, consisting of $133,641 in salary and $149,092 in other compensation.

(11)	Mr. Paz’s other compensation consisted of $122,970 in consulting salary and $66,273 in benefits in 2011 and consisted solely of benefits in 2012 and $90,804 in consulting salary and $69,602 in benefits and $68,372 in vacation payout in 2013. In each of 2011, 2012 and 2013, Mr. Paz’s benefits included our contributions to his severance, pension, vocational studies and disability funds, an annual recreation payment, a company car and cell phone, and a daily food allowance. The car-related benefits for Mr. Paz were valued at $12,549 in 2012 and $25,975 in 2013.

Agreements with Executive Officers

Alan Milinazzo

On January 3, 2013, we entered into an employment agreement with Alan Milinazzo to serve as our president, chief executive officer and a director. The employment agreement has an initial term that ends on January 1, 2016 and will automatically renew for additional one-year periods on January 1, 2016 and on each January 1 thereafter unless either party gives the other party written notice of its election not to extend such employment at least six months prior to the next January 1 renewal date. If a change in control occurs when less than two full years remain in the initial term or during any renewal term, the employment agreement will automatically be extended for two years from the change in control date and will terminate on the second anniversary of the change in control date.

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Under this employment agreement, Mr. Milinazzo is entitled to an annual base salary of at least $450,000. Such amount may be reduced only as part of an overall cost reduction program that affects all senior executives of the company and does not disproportionately affect Mr. Milinazzo, so long as such reductions do not reduce the base salary to a rate that is less than 90% of the amount set forth above (or 90% of the amount to which it has been increased). The base salary will be reviewed annually by the board for increase as part of its annual compensation review. Mr. Milinazzo is also eligible to receive an annual bonus of at least $275,000 upon the achievement of reasonable target objectives and performance goals, to be determined by the board of directors in consultation with Mr. Milinazzo on or before the end of the first quarter of the fiscal year to which the bonus relates and, in the event actual performance exceeds the goals, the board may, in its sole discretion, pay Mr. Milinazzo bonus compensation of more than $275,000. In addition, Mr. Milinazzo is eligible to receive such additional bonus or incentive compensation as the board may establish from time to time in its sole discretion. In accordance with this employment agreement, on January 3, 2013, we granted Mr. Milinazzo a nonqualified stock option to purchase 525,927 shares of our common stock, made pursuant to a nonqualified stock option agreement, an incentive stock option to purchase 74,073 shares of our common stock, made pursuant to an incentive stock option agreement, and 400,000 shares of restricted stock, which are subject to forfeiture until the vesting of such shares, made pursuant to a restricted stock award agreement. The options have an exercise price of $4.05, which was the fair market value of our common stock on the date of grant. The options are subject to a three-year vesting period subject to Mr. Milinazzo’s continued service with us, with one-thirty-sixth (1/36th) of such awards vesting each month. The shares of restricted stock initially vested monthly over thirty-six months, with 1/36 vesting on February 3, 2013, March 3, 2013 and April 3, 2013. The grant was then amended to vest annually over three years, with 1/4 vesting on January 3, 2014, and one-third vesting on January 3, 2015 and January 3, 2016. On or before December 31 of each calendar year, Mr. Milinazzo will be eligible to receive an additional grant of equity awards equal, in the aggregate, to up to 0.5% of actual outstanding shares of our common stock on the date of grant, provided that the actual amount of the grant will be based on his achievement of certain performance objectives as established by the board, in its reasonable discretion, for each such calendar year. Each additional grant will, with respect to any awards that are options, have an exercise price equal to the fair market value of our common stock, and will be subject to a three-year vesting period subject to Mr. Milinazzo’s continued service with us, with one-third of each additional grant vesting equally on the first, second, and third anniversary of the date of grant for such awards.

Mr. Milinazzo’s employment agreement also contains certain noncompetition, no solicitation, confidentiality, and assignment of inventions requirements for Mr. Milinazzo.

Pursuant to Mr. Milinazzo’s employment agreement, if Mr. Milinazzo’s employment is terminated upon his death or disability, by Mr. Milinazzo for good reason (as such term is defined in Mr. Milinazzo’s employment agreement), or by us without cause (as such term is defined in Mr. Milinazzo’s employment agreement), Mr. Milinazzo will be entitled to receive, in addition to other unpaid amounts owed to him (e.g., for base salary and accrued vacation): (i) the pro rata amount of any bonus for the fiscal year of such termination (assuming full achievement of all applicable goals under the bonus plan) that he would have received had his employment not been terminated; (ii) a one-time lump sum severance payment equal to 200% of his base salary, provided that he executes a release relating to employment matters and the circumstances surrounding his termination in favor of the Company, our subsidiaries and our officers, directors and related parties and agents, in a form reasonably acceptable to us at the time of such termination; (iii) vesting of 50% of all unvested stock options, restricted stock, stock appreciation rights or similar stock based rights granted to Mr. Milinazzo, and lapse of any forfeiture included in such restricted or other stock grants; (iv) an extension of the term of any outstanding stock options or stock appreciation rights until the earlier of (a) two (2) years from the date of termination, or (b) the latest date that each stock option or stock appreciation right would otherwise expire by its original terms; (v) to the fullest extent permitted by our then-current benefit plans, continuation of health, dental, vision and life insurance coverage for the lesser of 18 months after termination or until Mr. Milinazzo obtains coverage from a new employer; and (vi) a cash payment of $35,000, which Mr. Milinazzo may use for executive outplacement services or an education program. The payments described above will be reduced by any payments received by Mr. Milinazzo pursuant to any of our employee welfare benefit plans providing for payments in the event of death or disability. If Mr. Milinazzo continues to be employed by us after the term of his employment agreement, unless otherwise agreed by the parties in writing, and Mr. Milinazzo’s employment is terminated upon his death or disability, by Mr. Milinazzo for good reason, or by us without cause, Mr. Milinazzo will be entitled to receive, in addition to other unpaid amounts owed to him, the payments set forth in (i), (ii) and (iv) above. If, during the term of his employment agreement, we terminate Mr. Milinazzo’s employment for cause, Mr. Milinazzo will only be entitled to unpaid amounts owed to him and whatever rights, if any, are available to him pursuant to our stock-based compensation plans or any award documents related to any stock-based compensation.

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Mr. Milinazzo has no specific right to terminate the employment agreement or right to any severance payments or other benefits solely as a result of a change in control. However, if within 24 months following a change in control, (a) Mr. Milinazzo terminates his employment for good reason, or (b) we terminate his employment without cause, the lump sum severance payment to which he is entitled will be increased from 200% of his base salary to 250% of his base salary and all stock options, restricted stock units, stock appreciation rights or similar stock-based rights granted to him will vest in full and be immediately exercisable and any risk of forfeiture included in restricted or other stock grants previously made to him will immediately lapse.

Craig Shore

On November 28, 2010, InspireMD Ltd. entered into an employment agreement with Craig Shore to serve as InspireMD Ltd.’s vice president of business development. Pursuant to the employment agreement, Mr. Shore was entitled to a monthly gross salary of $8,750, which amount increased to $10,200 on March 31, 2011, was further increased to $10,620 as of July 1, 2011 and, on April 22, 2013, was further increased to annual base salary of $175,000, retroactive to January 1, 2013. Mr. Shore is also entitled to certain social and fringe benefits as set forth in the employment agreement. The employment agreement also contains certain confidentiality, non-competition and non-solicitation requirements for Mr. Shore. Mr. Shore is also entitled to, and received, a grant of options to purchase 45,000 restricted ordinary shares of InspireMD Ltd. which were converted into options to purchase 91,306 shares of our common stock (as adjusted for the one-for-four reverse stock split of our common stock that occurred on December 21, 2012). Pursuant to Mr. Shore’s employment agreement, in the event of a change of control of our company, the majority of shares of our common stock or our intellectual property that results in the termination of Mr. Shore’s employment within one year of such change of control, the stock options granted to Mr. Shore in accordance with the terms of his employment agreement that were unvested will vest immediately upon such termination. Furthermore, pursuant to terms contained in Mr. Shore’s stock option award agreement, in the event of a change of control of our company, the stock options granted to Mr. Shore that were unvested will vest immediately upon such change of control if such stock options are not assumed or substituted by the surviving company. If Mr. Shore’s employment is terminated without cause, Mr. Shore shall be entitled to at least 30 days’ prior notice and shall be paid his salary in full and all social and fringe benefits during such notice period. If a major change of control of InspireMD Ltd. occurs, Mr. Shore will be entitled to at least 180 days’ prior written notice and shall be paid his salary in full and all social and fringe benefits during such notice period. If Mr. Shore is terminated for cause, he is not entitled to any notice. On April 22, 2013, we modified the compensation package for Mr. Shore to provide for (i) the aforementioned increase in base salary, (ii) Mr. Shore being eligible to receive an annual bonus equal to up to 30% of his base salary, at the sole discretion of our compensation committee, in consultation with our chief executive officer, and (iii) the following termination benefits upon Mr. Shore’s termination of service as a result of death, disability, resignation for “good reason” or termination by us without “cause”: (a) a one-time lump sum severance payment in an amount equal to 100% of Mr. Shore’s annual base salary; (b) 50% vesting of all unvested stock options, restricted stock, restricted stock units, stock appreciation rights or similar stock based rights outstanding at the time of termination of service; and (c) the right to exercise any outstanding stock options or stock appreciation rights for a period equal to the lesser of (x) two years from the date of termination of service, or (y) the period remaining until the original expiration date of any such outstanding stock options or stock appreciation rights. We also amended Mr. Shore’s outstanding options as of April 22, 2013 to provide that, upon a termination of service as a result of death, disability, resignation by Mr. Shore for “good reason, or by us without “cause,” (i) 50% of the remaining unvested portion of such outstanding options shall vest, and (ii) Mr. Shore has a period equal to the lesser of (A) two years from the date of termination of service, or (B) the period remaining until the original expiration date of such outstanding options, to exercise such outstanding options.

Subject to certain conditions, either party to our employment agreement with Mr. Shore may terminate the employment agreement without “cause” (as such term is defined in Mr. Shore’s employment agreement with us) upon at least 30 days’ prior notice to the other party or, in the event of a major change of control in terms of the ownership of shares of our common stock or our intellectual property, upon at least 180 days’ prior notice. During such notice period, we will continue to compensate Mr. Shore according to his employment agreement and Mr. Shore will be obligated to continue to discharge and perform all of his duties and obligations under his employment agreement, and to cooperate with us and use his best efforts to assist with the integration of any persons that we have delegated to assume Mr. Shore’s responsibilities. We believe that this arrangement with Mr. Shore will assist us in achieving a successful transition upon Mr. Shore’s departure. In addition, upon termination without “cause,” we have the right to pay Mr. Shore a lump payment representing his compensation for the notice period and terminate Mr. Shore’s employment immediately.

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If we terminate Mr. Shore’s employment without cause, Mr. Shore will be entitled, under Israeli law, to severance payments equal to his last month’s salary multiplied by the number of years Mr. Shore has been employed with us. In order to finance this obligation, we make monthly contributions equal to 8.33% of Mr. Shore’s salary to a severance payment fund. The total amount accumulated in Mr. Shore’s severance payment fund as of June 30, 2013 was $27,911 as adjusted for the conversion from New Israeli Shekels to U.S. dollars. However, if Mr. Shore’s employment is terminated without cause, on account of a disability or upon his death, as of June 30, 2013, Mr. Shore would have been entitled to receive $39,122 in severance under Israeli law, thereby requiring us to pay Mr. Shore $11,211, in addition to releasing the $27,911 in Mr. Shore’s severance payment fund. On the other hand, pursuant to his employment agreement, Mr. Shore is entitled to the total amount contributed to and accumulated in his severance payment fund in the event of the termination of his employment as a result of his voluntary resignation. In addition, Mr. Shore would be entitled to receive his full severance payment under Israeli law, including the total amount contributed to and accumulated in his severance payment fund, if he retires from our company at or after age 67.

We are entitled to terminate Mr. Shore’s employment immediately at any time for “cause” (as such term is defined in the agreement and the Israeli Severance Payment Act 1963), upon which, after meeting certain requirements under the applicable law and recent Israeli Labor court requirements, we believe we will have no further obligation to compensate Mr. Shore.

Also, upon termination of Mr. Shore’s employment for any reason, we will compensate him for all unused vacation days accrued.

On May 3, 2013, we appointed Mr. Shore as our chief administrative officer and granted him an option to purchase 25,000 shares of common stock, at an exercise price of $2.95, with a term of ten years, vesting in three equal annual installments, subject to Mr. Shore’s continued service with us.

Robert Ratini

On March 27, 2012, InspireMD Ltd. entered into a consultancy agreement with Robert Ratini to serve as InspireMD Ltd.’s vice-president of sales and marketing. Until May 31, 2012, Mr. Ratini provided services on a part-time basis and, beginning on June 1, 2012, he has served as the full-time vice-president of sales and marketing. Mr. Ratini is entitled to receive $20,000 per month in consideration for his services, which was paid on a pro-rata basis for the hours he worked until May 31, 2012, and was also entitled to receive a monthly phase-in payment of $7,000 from June 1, 2012 to December 31, 2012. Mr. Ratini is eligible to receive various performance-based commissions, which are dependent upon the levels of revenue generated by his sales activity. The consultancy agreement also contains certain confidentiality, non-competition and non-solicitation requirements for Mr. Ratini. The consultancy agreement has no termination date, but may be terminated without cause by InspireMD Ltd. upon 90 days’ prior written notice if such notice is submitted after September 1, 2012. If Mr. Ratini is terminated for cause, he is not entitled to any notice.

Ofir Paz

On April 1, 2005, InspireMD Ltd. entered into an employment agreement with Ofir Paz to serve as InspireMD Ltd.’s chief executive officer. Such employment agreement was subsequently amended on October 1, 2008 and March 28, 2011. Pursuant to this employment agreement, as amended, Mr. Paz was entitled to a monthly gross salary of $15,367. Mr. Paz was also entitled to certain social and fringe benefits as set forth in the employment agreement, which totaled 25% of his gross salary, as well as a company car. Mr. Paz was also entitled to a minimum bonus equivalent to three monthly gross salary payments based on achievement of objectives and the approval of the board of directors. Mr. Paz was eligible to receive stock options pursuant to this agreement following its six month anniversary, subject to board approval. If Mr. Paz’s employment was terminated with or without cause, he was entitled to at least six months’ prior notice and would have been paid his salary and all social and fringe benefits in full during such notice period.

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On April 1, 2011, in order to obtain more favorable tax treatment in Israel, the employment agreement with Mr. Paz was terminated and InspireMD Ltd. entered into a consultancy agreement with A.S. Paz Management and Investment Ltd., an entity wholly-owned by Mr. Paz, through which Mr. Paz was retained to serve as InspireMD Ltd.’s chief executive officer. Pursuant to this consultancy agreement, Mr. Paz was entitled to a monthly consultancy fee of $21,563. Mr. Paz was also entitled to a minimum bonus equivalent to three monthly gross salary payments based on achievement of objectives and the approval of the board of directors. The consultancy agreement also contains certain confidentiality, non-competition and non-solicitation requirements for Mr. Paz. If Mr. Paz’s employment was terminated without cause, he was entitled to at least six months’ prior notice and would have been paid his consultancy fee during such notice period.

At the request of the compensation committee, effective as of December 1, 2011, Mr. Paz agreed to be treated as an employee for purposes of paying Mr. Paz’s salary and benefits, rather than as a consultant under Mr. Paz’s consultancy agreement.

On January 3, 2013, Mr. Paz resigned as our chief executive officer, and in connection with Mr. Paz’s resignation, InspireMD Ltd. and A.S. Paz Management and Investment Ltd. entered into a separation agreement and release, pursuant to which, among other things, the consultancy agreement, dated as of April 1, 2012, by and between InspireMD Ltd. and A.S. Paz Management was terminated and Mr. Paz resigned as chief executive officer of InspireMD Ltd. and as a director of InspireMD Ltd. In accordance with the terms of the consultancy agreement, we continued to pay Mr. Paz’s monthly consultancy fee of $21,563 for six months following termination of the consultancy agreement.

2013 Grants of Plan-Based Awards

The following table sets forth information regarding grants of plan-based awards to our named executive officers in the twelve months ended June 30, 2013:

Name	Grant Date	Option Awards: Number of Securities Underlying (#)		Restricted Share Awards: Number of Securities Underlying (#)		Exercise or Base Price of Option Awards Options ($/Sh)	Grant Date Fair Value of Option Awards ($)
	1/3/2013	600,000	(1)	-		4.05	1,469,945
	1/3/2013	-		400,000	(2)	0	1,620,000
Alan Milinazzo	4/25/2013	297,447	(3)	-		2.05	367,495
President and Chief Executive Officer	4/25/2013	-		179,866	(4)	0	368,725
Craig Shore Chief Financial Officer, Chief Administrative Officer, Secretary and Treasurer	5/3/2013	25,000	(5)	-		2.95	45,059
Robert Ratini Vice President of Sales and Marketing of InspireMD Ltd.	-	-		-		-	-
Ofir Paz Former Chief Executive Officer	-	-		-		-	-

(1)	On January 3, 2013, Mr. Milinazzo was granted options to acquire up to 600,000 shares of our common stock at an exercise price of $4.05 per share. The options vest on a monthly basis over thirty-six months. The options had a fair market value of $1,469,945 as of January 3, 2013. The award was given upon Mr. Milinazzo joining our company to create an equity stake in us in order to align Mr. Milinazzo’s objectives with those of our stockholders and allow him to share in our future financial growth.

(2)	On January 3, 2013, Mr. Milinazzo was granted 400,000 shares of restricted stock. The shares had a fair market value of $1,620,000 as of January 3, 2013. The shares initially vested monthly over thirty-six months until April 2013, when the grant was amended to vest annually over three years. The award was given upon Mr. Milinazzo joining our company to create an equity stake in us in order to align Mr. Milinazzo’s objectives with those of our stockholders and allow him to share in our future financial growth.

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(3)	On April 25, 2013, Mr. Milinazzo was granted options to acquire up to 297,447 shares of our common stock at an exercise price of $2.05 per share. The options vest on an annual basis over three years. The shares had a fair market value of $367,495 as of April 25, 2013. The award was given in recognition of Mr. Milinazzo’s significant contributions in the successful closing of our public offering on April 16, 2013, our uplisting to the NYSE MKT on April 11, 2013 and our receiving approval with conditions from the U.S Food and Drug Administration to commence a clinical trial in support of our investigational device exemption application for our MGuardTM Coronary product.

(4)	On April 25, 2013, Mr. Milinazzo was granted 179,866 shares of restricted stock. The shares vest on an annual basis over three years. The shares had a fair market value of $368,725 as of April 25, 2013. The award was given in recognition of Mr. Milinazzo’s significant contributions in the successful closing of our public offering on April 16, 2013, our uplisting to the NYSE MKT on April 11, 2013 and our receiving approval with conditions from the U.S Food and Drug Administration to commence a clinical trial in support of our investigational device exemption application for our MGuard Coronary product.

(5)	On May 3, 2013, Mr. Shore was granted options to acquire up to 25,000 shares of our common stock at an exercise price of $2.95 per share. The options vest on an annual basis over three years. The options had a fair market value of $45,059 as of May 3, 2013. The award was given in connection with Mr. Shore’s appointment as our chief administrative officer.

Outstanding Equity Awards at Fiscal Year-End 2013

The following table shows information concerning unexercised options and unvested restricted shares outstanding as of June 30, 2013 for each of our named executive officers, as adjusted for the one-for-four reverse stock split of our common stock that occurred on December 21, 2012.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares of stock that have not vested (#)		Market value of shares of stock that have not vested ($)
	83,333	516,667	(1)	4.05	1/3/2023	-		-
Alan Milinazzo						366,667	(2)	810,334
President and Chief		297,447	(3)	2.05	4/25/2023	-		-
Executive Officer						179,866	(4)	397,504

Craig Shore
Chief Financial Officer,	60,871	30,435	(5)	4.928	2/27/2021	-		-
Chief Administrative Officer,	25,000	50,000	(6)	3.20	5/24/2022	-		-
Secretary and Treasurer		25,000	(7)	2.95	5/3/2023	-		-

Robert Ratini
Vice President of Sales and Marketing of InspireMD Ltd.	16,667	33,333	(8)	2.92	5/31/2022	-		-

Ofir Paz
Former Chief Executive Officer	-	-		-	-	-		-

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(1)	These options were granted in January 2013 and vest in equal monthly installments, commencing on February 3, 2013 and vesting on the next thirty-five months of that date.

(2)	These restricted shares were granted in January 2013 and initially vested monthly over thirty-six months, with 1/36 vesting on February 3, 2013, March 3, 2013 and April 3, 2013. The grant was later amended to vest annually over three years, with 1/4 vesting in January 2014, and one-third vesting on January 3, 2015 and January 3, 2016.

(3)	These options were granted on April 25, 2013 and vest annually, with one-third vesting on April 25, 2014, April 25, 2015 and April 25, 2016.

(4)	These restricted shares were granted on April 25, 2013 and vest annually, with one-third vesting on April 25, 2014, April 25, 2015 and April 25, 2016.

(5)	These options were granted in February 2011 and vest annually, with one-third vesting on November 23, 2011, November 23, 2012 and November 23, 2013.

(6)	These options were granted on May 25, 2012 and vest annually, with one-third vesting on May 25, 2013, May 25, 2014 and May 25, 2015.

(7)	These options were granted on May 3, 2013 and vest annually, with one-third vesting on May 3, 2014, May 3, 2015 and May 3, 2016.

(8)	These options were granted on June 1, 2012 and vest annually, with one-third vesting on June 1, 2013, June 1, 2014 and June 1, 2015.

Option Exercises and Stock Vested

There were no stock options exercised by our named executive officers during the twelve months ended June 30, 2013. 33,333 of Mr. Milinazzo’s restricted shares vested during the twelve months ended June 30, 2013.

2011 UMBRELLA Option Plan

On March 28, 2011, our board of directors and stockholders adopted and approved the InspireMD, Inc. 2011 UMBRELLA Option Plan (the “2011 Plan”), which was subsequently amended on October 31, 2011 and December 21, 2012. Under the 2011 Plan, we have reserved 5,000,000 shares of our common stock (as adjusted for the one-for-four reverse stock split of our common stock that occurred on December 21, 2012) as awards to the employees, consultants, and service providers to InspireMD, Inc. and its subsidiaries and affiliates worldwide.

The 2011 Plan consists of three components, the primary plan document that governs all awards granted under the 2011 Plan, and two appendices: (i) Appendix A, which is the 2006 Employee Stock Option Plan, designated for the purpose of grants of stock options to Israeli employees, consultants, officers and other service providers and other non-U.S. employees, consultants, and service providers, and (ii) Appendix B, which is the 2011 U.S. Equity Incentive Plan, designated for the purpose of grants of stock options and restricted stock awards to U.S. employees, consultants, and service providers who are subject to the U.S. income tax. On December 21, 2012, the stockholders approved the awarding of “incentive stock options” pursuant to the U.S. portion of the plan.

The purpose of the 2011 Plan is to provide an incentive to attract and retain employees, officers, consultants, directors, and service providers whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success. The 2011 Plan is administered by our compensation committee. Unless terminated earlier by the board of directors, the 2011 Plan will expire on March 27, 2021.

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2013 Long-Term Incentive Plan

Our board of directors adopted the 2013 Plan on October 25, 2013, subject to stockholder approval. See “Proposal 2: Approval of the InspireMD, Inc. 2013 Long-Term Incentive Plan.” The purpose of the 2013 Plan is to provide an incentive to attract and retain employees, officers, consultants, directors, and service providers whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success. The 2013 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem. The 2013 Plan is administered by our compensation committee. A total of 5,000,000 shares of common stock are reserved for awards under the 2013 Plan, all of which remain available for future issuance as of the date hereof.

The 2013 Plan is intended serve as an “umbrella” plan for the Company and its subsidiaries worldwide. Therefore, if so required, appendices may be added to the 2013 Plan in order to accommodate local regulations that do not correspond to the scope of the 2013 Plan. Attached as Appendix A to the 2013 Plan is the InspireMD, Inc. 2013 Employee Stock Incentive Plan (the “Israeli Appendix”), for the purpose of making grants of stock options, restricted stock, and other stock incentive awards pursuant to Sections 102 and 3(i) of the Israeli Income Tax Ordinance (New Version), 1961 to Israeli employees and officers and any other service providers or control holders of the Company who are subject to Israeli Income Tax.

Director Compensation

The following table shows information concerning our directors other than Messrs. Milinazzo and Paz, during the twelve months ended June 30, 2013.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards(1) ($)	All Other Compensation ($)	Total ($)
Sol J. Barer, Ph.D.	6,250	—	168,036	—	174,286
James Barry, Ph.D.	6,250	—	168,036	—	174,286
Paul Stuka	6,250	—	126,027	—	132,277
Eyal Weinstein	6,250	—	84,018	—	90,268
Asher Holzer, Ph.D.	—	—	—	—	—
James J. Loughlin	6,250	—	263,439	—	269,689
Michael Berman	6,250	—	256,860	—	263,110

(1)	The amounts in this column reflect the dollar amounts recognized for financial statement reporting purposes with respect to the twelve months ended June 30, 2013, in accordance with FASB ASC Topic 718. Fair value is based on the Black-Scholes option pricing model using the fair value of the underlying shares at the measurement date. For additional discussion of the valuation assumptions used in determining stock-based compensation and the grant date fair value for stock options, see “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Critical Accounting Policies — Share-Based Compensation” and Note 2—“Significant Accounting Policies” and Note 9—“Equity” of the Notes to the Consolidated Financial Statements for the Twelve Months Ended June 30, 2013 included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2013.

We reimburse our directors for reasonable expenses incurred in connection with their service as directors. For the 2013 calendar year, our board approved the following compensation for our independent directors serving as of January 1, 2013, in recognition of their board service: (i) a $25,000 stipend, payable quarterly, and (ii) an option to purchase 50,000 shares of our common stock. In addition, Dr. Barer, as chairman of the board, received an additional option to purchase 50,000 shares of our common stock and each director serving as chairman of a board committee received an additional option to purchase 25,000 shares of our common stock. Dr. Barry also received an additional option to purchase 25,000 shares of our common stock in recognition of his extraordinary contributions to our operations. We also made the following initial grants to directors appointed to our board during the twelve months ended June 30, 2013: (i) on September 21, 2012, we granted to Mr. Loughlin an option to purchase 25,000 shares of our common stock, and (ii) on February 7, 2013, we granted to Mr. Berman an option to purchase 124,415 shares of our common stock. The table set forth below sets forth the terms of each option grant made to our non-executive directors during the twelve months ended June 30, 2013, each as adjusted for the one-for-four reverse stock split of our common stock that occurred on December 21, 2012. Each grant was made under the InspireMD, Inc. 2011 UMBRELLA Option Plan.

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Name	Shares Subject to Options		Grant Date	Exercise Price	Vesting Schedule	Expiration	Fair Market Value on Grant Date
Sol J. Barer, Ph.D.	50,000	(1)	May 9, 2013	$2.75	One-third annually in 2014, 2015 and 2016 on the anniversary of the date of grant, provided that Dr. Barer is providing services to us or our subsidiaries or affiliates on the applicable vesting date.	May 9, 2023	$84,018
	50,000	(2)	May 9, 2013	$2.75	One-third annually in 2014, 2015 and 2016 on the anniversary of the date of grant, provided that Dr. Barer is providing services to us or our subsidiaries or affiliates on the applicable vesting date.	May 9, 2023	$84,018
James Barry, Ph.D.	50,000	(1)	May 9, 2013	$2.75	One-third annually in 2014, 2015 and 2016 on the anniversary of the date of grant, provided that Dr. Barry is providing services to us or our subsidiaries or affiliates on the applicable vesting date.	May 9, 2023	$84,018
	25,000	(3)	May 9, 2013	$2.75	One-third annually in 2014, 2015 and 2016 on the anniversary of the date of grant, provided that Dr. Barry is providing services to us or our subsidiaries or affiliates on the applicable vesting date.	May 9, 2023	$42,009
	25,000	(4)	May 9, 2013	$2.75	One-third annually in 2014, 2015 and 2016 on the anniversary of the date of grant, provided that Dr. Barry is providing services to us or our subsidiaries or affiliates on the applicable vesting date.	May 9, 2023	$42,009
Paul Stuka	50,000	(1)	May 9, 2013	$2.75	One-third annually in 2014, 2015 and 2016 on the anniversary of the date of grant, provided that Mr. Stuka is providing services to us or our subsidiaries or affiliates on the applicable vesting date.	May 9, 2023	$84,018
	25,000	(3)	May 9, 2013	$2.75	One-third annually in 2014, 2015 and 2016 on the anniversary of the date of grant, provided that Mr. Stuka is providing services to us or our subsidiaries or affiliates on the applicable vesting date.	May 9, 2023	$42,009
Eyal Weinstein	50,000	(1)	May 9, 2013	$2.75	One-third annually in 2014, 2015 and 2016 on the anniversary of the date of grant, provided that Mr. Weinstein is providing services to us or our subsidiaries or affiliates on the applicable vesting date.	May 9, 2023	$84,018
Asher Holzer, Ph.D.	-		-	-	-	-	-
James J. Loughlin	25,000	(5)	September 21, 2012	$9.00	One-third annually in 2013, 2014 and 2015 on the anniversary of the date of grant, provided that if Mr. Loughlin is (i) not reelected as a director at our 2014 annual meeting of stockholders, or (ii) not nominated for reelection as a director at our 2014 annual meeting of stockholders, the option vests and becomes exercisable on the date of such failure to be reelected or nominated.	September 21, 2022	$137,412
	50,000	(1)	May 9, 2013	$2.75	One-third annually in 2014, 2015 and 2016 on the anniversary of the date of grant, provided that Mr. Loughlin is providing services to us or our subsidiaries or affiliates on the applicable vesting date.	May 9, 2023	$84,018
	25,000	(3)	May 9, 2013	$2.75	One-third annually in 2014, 2015 and 2016 on the anniversary of the date of grant, provided that Mr. Loughlin is providing services to us or our subsidiaries or affiliates on the applicable vesting date.	May 9, 2023	$42,009
Michael Berman	124,415	(5)	February 7, 2013	$3.40	One-third annually in 2014, 2015 and 2016 on the anniversary of the date of grant, provided that if Mr. Berman is (i) not reelected as a director at our 2013 annual meeting of stockholders, or (ii) not nominated for reelection as a director at our 2013 annual meeting of stockholders, the option vests and becomes exercisable on the date of such failure to be reelected or nominated.	February 7, 2023	$256,860

(1)	This option was granted as part of the director’s 2013 annual director compensation.

(2)	This option was granted as the director’s 2013 annual compensation for his role as chairman of the board of directors.

(3)	This option was granted as the director’s 2013 annual compensation for his role as a chairman of a committee of the board of directors.

(4)	This option was granted in recognition of the director’s extraordinary contribution to our operations.

(5)	This option was granted in connection with the appointment of this person to our board of directors.

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PROPOSAL 2: APPROVAL OF INSPIREMD, INC. 2013 LONG-TERM INCENTIVE PLAN

On October 25, 2013, our board of directors adopted, subject to stockholder approval, the InspireMD, Inc. 2013 Long-Term Incentive Plan. The 2013 Plan consists of two components, the primary plan document which governs all awards granted under the 2013 Plan, and one sub-part appendix: Appendix A, which is the 2013 Employee Stock Incentive Plan, designated for the purpose of grants of stock options, restricted stock, and other stock incentive awards to Israeli employees, consultants, officers, and other service providers and to other non-U.S. employees, consultants, and service providers.

We believe that operation of the 2013 Plan is important in attracting and retaining the services of key employees, key contractors, and outside directors in a competitive labor market, which is essential to our long-term growth and success. It is the judgment of our board of directors that the 2013 Plan is in the best interest of the Company and its stockholders.

The board of directors recommends that the stockholders vote “FOR” the approval of the 2013 Plan.

Prior Incentive Plans

The 2013 Plan is intended to supplement the 2011 Plan. If the 2013 Plan is approved by the stockholders, the current number of shares of common stock authorized for issuance under all plans will be 10,000,000, although only 31,345 shares remain available for issuance under the 2011 Plan.

Description of the 2013 Plan

The following is a brief description of the 2013 Plan. A copy of the 2013 Plan is attached as Annex A to this Proxy Statement, and the following description is qualified in its entirety by reference to the 2013 Plan.

Purpose. The purpose of the 2013 Plan is to enable the Company and its subsidiaries and affiliates (the “Group”) to remain competitive and innovative in our ability to attract, motivate, reward, and retain the services of key employees, key contractors, and outside directors. The 2013 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be granted singly, in combination, or in tandem, and which may be paid in cash, shares of common stock, or a combination of cash and shares of common stock. The 2013 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of employees, contractors, and outside directors to a changing business environment, after giving due consideration to competitive conditions and the impact of U.S. and Israeli tax laws.

Effective Date and Expiration. The 2013 Plan became effective on October 25, 2013, subject to and conditioned upon stockholder approval of the 2013 Plan, and will terminate on October 25, 2023. No award may be made under the 2013 Plan after its expiration date, but awards made prior thereto may extend beyond that date.

Share Authorization. Subject to certain adjustments, the maximum number of shares of our common stock that may be delivered pursuant to awards under the 2013 Plan is 5,000,000 shares, 100% of which may be delivered pursuant to incentive stock options. Subject to certain adjustments, the maximum number of the shares of common stock with respect to which stock options or stock appreciation rights may be granted to any officer of the Company subject to Section 16 of the Securities Exchange Act of 1934 or a “covered employee” as defined in Section 162(m)(3) of the Internal Revenue Code of 1986, as amended (the “Code”) during any calendar year is 1,000,000 shares. In addition, to the extent Section 162(m) of the Code applies to awards granted under the 2013 Plan and we intend to comply with Section 162(m) of the Code, no participant may receive in any calendar year performance-based awards with an aggregate value of more than $5,000,000 (based on the fair market value of shares of the common stock at the time of the grant of the performance-based award). The 2013 Plan also provides that no more than 10% of the shares of common stock that may be issued pursuant to an award under the 2013 Plan may be designated as Exempt Shares (as defined in the 2013 Plan). The compensation committee has greater flexibility to accelerate the vesting for shares designated as Exempt Shares.

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Shares to be issued may be made available from authorized but unissued shares of common stock, shares held by the Company in its treasury, or shares purchased by the Company on the open market or otherwise. During the term of the 2013 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2013 Plan. If an award under the 2013 Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2013 Plan. In the event that previously acquired shares are delivered to us in full or partial payment of the option price for the exercise of a stock option granted under the 2013 Plan, the number of shares available for future awards under the 2013 Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option or settlement of an award. Awards that may be satisfied either by the issuance of common stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2013 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2013 Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Only shares forfeited back to the Company; shares cancelled on account of termination, expiration, or lapse of an award; shares surrendered in payment of the option price of an option; or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of a stock option shall again be available for grant of incentive stock options under the 2013 Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration. The 2013 Plan may be administered by the board of directors or a committee of the board of directors consisting of two or more members. The 2013 Plan will be administered by our compensation committee. The compensation committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2013 Plan; establish and revise rules and regulations relating to the 2013 Plan; and make any other determinations that it believes necessary for the administration of the 2013 Plan. The compensation committee may delegate certain duties to one or more officers of the Company as provided in the 2013 Plan.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and outside directors of the Group whose judgment, initiative and efforts contributed to or may be expected to contribute to the successful performance of the Group are eligible to participate in the 2013 Plan. As of October 28, 2013, there were approximately 67 employees, directors, and contractors who would be eligible for awards under the 2013 Plan.

Stock Options. For persons subject to U.S. income tax, the compensation committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Code or nonqualified stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant. The compensation committee will determine the terms of each stock option at the time of grant, including without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the compensation committee, except that the compensation committee may not grant stock options with a term exceeding ten years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to us shares of common stock already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from us within six months prior to the exercise date; (iii) by delivering to us or our designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; and (iv) by any other form of valid consideration that is acceptable to the compensation committee in its sole discretion.

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Stock Appreciation Rights. The compensation committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the 2013 Plan, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of common stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share on the date of grant. The compensation committee will determine the terms of each SAR at the time of the grant, including without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the compensation committee, except that no freestanding SAR may have a term exceeding ten years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR.

Restricted Stock and Restricted Stock Units. The compensation committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of common stock that may not be sold, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the compensation committee. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the compensation committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The compensation committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time, or other restrictions and conditions. The value of the restricted stock units may be paid in shares, cash, or a combination of both, as determined by the compensation committee.

Dividend Equivalent Rights. The compensation committee is authorized to grant a dividend equivalent right to any participant either as a component of another award or as a separate award, conferring on participants the right to receive cash or shares of common stock equal in value to dividends paid on a specific number of shares or other periodic payments. The terms and conditions of the dividend equivalent right shall be specified by the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares. Any such reinvestment shall be at the fair market value at the time thereof. A dividend equivalent right may be settled in cash, shares, or a combination thereof.

Performance Awards. The compensation committee may grant performance awards payable in cash, shares of common stock, a combination thereof, or other consideration at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the performance period. The compensation committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2013 Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. To the extent we determine that Section 162(m) of the Code shall apply to a performance award granted under the 2013 Plan, it is our intent that performance awards constitute “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder. In certain circumstances, the compensation committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the amount of any potential awards. However, the compensation committee may not, in any event, increase the amount of compensation payable to an individual upon the attainment of a performance goal intended to satisfy the requirements of Section 162(m) of the Code. With respect to a performance award that is not intended to satisfy the requirements of Section 162(m), if the compensation committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the compensation committee deemed satisfactory, the compensation committee may modify the performance measures or objectives and/or the performance period.

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Performance Goals. Awards of restricted stock, restricted stock units, and performance awards under the 2013 Plan may be made subject to the attainment of performance goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria (“Performance Criteria”): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of our common stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders. Any Performance Criteria may be used to measure our performance as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual, and/or non-recurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in our quarterly, periodic and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the compensation committee prior to the issuance of an award. However, to the extent Section 162(m) of the Code is applicable, the compensation committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

Other Awards. The compensation committee may grant other forms of awards payable in cash or shares if the compensation committee determines that such other form of award is consistent with the purpose and restrictions of the 2013 Plan. The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Israeli Awards. For persons subject to the Israeli Income Tax Ordinance (the “Ordinance”), the compensation committee is authorized to grant stock options pursuant to the terms of the Israeli Appendix. The compensation committee may grant to employees, officers, and directors options under Section 102 of the Ordinance (“Section 102 Options”) and to control holders (holding more than 10% of the Company’s outstanding voting shares of common stock) (the “Control Holders”), consultants and other service providers options under Section 3(i) of the Ordinance (“Section 3(i) Options”). The compensation committee may designate Section 102 Options as “Approved 102 Options,” for which the options and shares upon exercise must be held in trust and granted through a trustee, and as “Unapproved 102 Options,” for which the options and shares upon exercise do not have to be held in trust. As described further below, the determination of the compensation committee as to the taxation route of the incentive, the type of option and duration of time the option and shares upon exercise are held in trust will determine the tax consequences to the participant. Of the Approved 102 Options, the compensation committee may grant options as “Work Income Options,” for which the options and shares upon exercise must be held in trust for 12 months from the date of grant, or as “Capital Gain Options,” for which the options and shares upon exercise must be held in trust for 24 months from the date of grant. If the requirements of the Approved 102 Options are not met, the options are regarded as Unapproved 102 Options. Section 3(i) Options and the shares upon exercise may be held in trust as well, depending upon the agreement between the compensation committee, optionee, and the trustee of the trust.

Israeli participants can be granted other type of options under the 2013 Plan, but some of them will require a pre-ruling from the Israeli Tax Authorities in order to be deemed Approved 102 Options. In addition, the compensation committee is authorized to grant restricted stock and other stock incentives subject to restrictions as specified by the compensation committee. The compensation committee may grant to employees, officers, and directors such incentives under Section 102 of the Ordinance (“Section 102 Incentives”) and to Control Holders, consultants and other service providers such incentives under Section 3(i) of the Ordinance (“Section 3(i) Incentives”).

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Vesting, Forfeiture, Assignment. The compensation committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2013 Plan. If the compensation committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the compensation committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested. “Full Value Awards” (i.e., restricted stock or restricted stock units) that constitute Performance Awards must vest no earlier than one year after the date of grant, and Full Value Awards that are payable upon the completion of future services must vest no earlier than over the three year period commencing on the date of grant. Notwithstanding the foregoing, the compensation committee may, in its sole discretion, accelerate the vesting or waive any applicable restriction period for such Full Value Awards, provided that the shares of common stock subject to such awards shall be Exempt Shares (as defined in the 2013 Plan), unless such acceleration or waiver occurs by reason of the participant’s death, disability, retirement, or occurrence of a change in control. The number of Exempt Shares is limited to 10% of the number of shares available for issuance under the 2013 Plan. For stock options granted pursuant to the Israeli Appendix, unless otherwise provided in an award agreement, the options are subject to the following default vesting provisions: 1/4 of the optioned shares shall vest annually over a four-year period, beginning with the first anniversary of the date of grant.

The compensation committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the compensation committee determines, including, without limitation, terms requiring forfeiture of awards in the event of a participant’s termination of service. The compensation committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the compensation committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period. For stock options granted pursuant to the Israeli Appendix, unless otherwise provided in an award agreement, the options are subject to the following forfeiture provisions: (i) upon any termination of service, all unvested optioned shares are forfeited; (ii) upon a voluntary termination of service by a participant, vested optioned shares terminate 30 days following the date of termination of service; (iii) upon an involuntary termination of service by us, vested optioned shares terminate 60 days following the date of termination; (iv) upon a termination of service due to disability or the Participant’s retirement with our consent, vested optioned shares terminate one year following the date of such termination of service; (v) upon a termination of service due to death, vested optioned shares terminate two years from the date of death; and (vi) upon a termination of service for “cause” (as defined in the Israeli Appendix), all optioned shares terminate immediately.

Awards granted under the 2013 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the compensation committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to (i) the spouse (or former spouse), children or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such award is granted must be approved by the compensation committee and must expressly provide for such transferability and (z) subsequent transfers of transferred awards shall be prohibited except those by will or the laws of descent and distribution.

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Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the compensation committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation under the 2013 Plan; (iv) the option price of each outstanding award; (v) the amount, if any, we pay for forfeited shares in accordance with the terms of the 2013 Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2013 Plan to the end that the same proportion of our issued and outstanding shares common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2013 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

Amendment or Discontinuance of the 2013 Plan. The board of directors may at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the 2013 Plan in whole or in part, except, that no amendment for which stockholder approval is required either: (i) by any securities exchange or inter-dealer quotation system on which the common stock is listed or traded, or (ii) in order for the 2013 Plan and incentives awarded under the 2013 Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other applicable law, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote thereon. Any amendments made shall, to the extent deemed necessary or advisable by the compensation committee, be applicable to any outstanding awards theretofore granted under the 2013 Plan, notwithstanding any contrary provisions contained in any award agreement. In the event of any such amendment to the 2013 Plan, the holder of any award outstanding under the 2013 Plan shall, upon request of the compensation committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the compensation committee to any award agreement relating thereto. Notwithstanding anything contained in the 2013 Plan to the contrary, unless required by law, no action regarding amendment or discontinuance shall adversely affect any rights of participants or obligations of the Company to participants with respect to any awards granted under the 2013 Plan without the consent of the affected participant.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the 2013 Plan as set forth below. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

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The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to two years after the date the ISO was granted or one year after the shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares. If a participant pays the option price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of such shares’ fair market value. The participant’s tax basis in such shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

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Restricted Stock. A participant who receives a grant of restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of the sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no U.S. federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a U.S. federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

U.S. Federal Tax Withholding. Any ordinary income realized by a participant upon the exercise of an award under the 2013 Plan is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of any certificate for shares of common stock or the registration of the shares in the participant’s name, the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent in writing, accept delivery of shares with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to the Company. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either our principal executive officer or an individual who is among the three highest compensated officers for the taxable year (other than the principal executive officer or the principal financial officer). The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation, and only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities). To the extent that we determine that Section 162(m) of the Code will apply to any awards granted pursuant to the 2013 Plan, we intend that such awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

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If an individual’s rights under the 2013 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights; and (ii) the loss by us of a compensation deduction.

Israeli Income Tax Consequences

The following description of the Israel income tax consequences of awards under Israeli Appendix of the 2013 Plan is general and does not purport to be complete.

Pursuant to the current Section 102 of the Ordinance, which came into effect on January 1, 2003, options, shares and other securities (including restricted shares) (together “Options”) may be granted through a trustee (i.e., Approved 102 Options) or not through a trustee (i.e., Unapproved 102 Options). The following is a brief discussion of the tax consequences applicable to both types of Section 102 Options.

Grant Through a Trustee. Options granted through a trustee and held in trust are made either through the capital gains tax track (i.e., Capital Gains Options) or the compensation income tax track (i.e., Work Income Options). Capital Gains Options and Work Income Options can be granted only through a trustee. Under the capital gains tax track, the Capital Gains Options and the underlying shares have to be held in trust for at least 24 months from their date of grant. Any gain made on the sale of shares following the 24 month period is subject to a capital gains tax at a current rate of 25%; the amount of gain is the difference between the sales proceeds from the sale of shares and the exercise price paid for such shares. Generally, Capital Gains Options are not taxed on their date of grant. However, in the event that the exercise price of the options is less than the fair market value of our common stock on the date of grant, a portion of the gain will be deemed compensation income, taxable at the personal marginal tax rate of the participant. The payment of such tax is made at the time of exercise of the Capital Gains Options. The portion of the gain that is deemed compensation income is the difference between the average value of the shares as listed on the stock exchange during the 30-day period prior to the date of grant and the exercise price of the option. If the Capital Gains Options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary before the end of the 24 month period, any resulting income (cash or equivalent) is taxed as compensation income. If the options have not been exercised and transferred from the trustee to the beneficiary, the taxable amount of income is the value of the option. If the options have been exercised, the taxable amount of income is the difference between the aggregate fair market value of the shares at the time of such sale or transfer and the aggregate exercise price paid for such shares.

Under the compensation income tax track, the Work Income Options and the underlying shares have to be held in trust for at least 12 months from their date of grant. Any gain made on the sale of shares is subject to compensation income tax at the personal marginal tax rate of the respective participant; the amount of gain is the difference between the sales proceeds from the sale of shares and the exercise price paid for such shares. Work Income Options are not taxed on their date of grant, but rather when the options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary. At such time, if the options have not been exercised, the taxable amount of income is value of the option. If the options have been exercised, the taxable amount of income is the difference between the aggregate fair market value of the shares at the time of such sale or transfer and the aggregate exercise price paid for such shares.

A corporate tax deduction is available for the employer in the tax year in which tax is withheld. The deductible amount is equal to any amount included by a participant as compensation income, except when a participant is granted Capital Gains Options, including in the event that such Capital Gains Options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary before the end of the applicable 24 month period. In such event, any resulting income to the participant is deemed to be compensation income for tax purposes, but there would be no corresponding corporate tax deduction available to the employer.

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Grant Not Through a Trustee. In the case of options not made through a trustee, if the shares are non-marketable securities, the option will not be subject to tax at the date of grant of the option or the exercise of the option. However, ordinary income tax will be payable upon the sale of the shares acquired upon exercise of the option. The taxable amount will be the sales proceeds less the aggregate exercise price paid by the participant. If the shares covered by the option have a market value, then the value of the option is treated as compensation income, and subject to tax at the date of grant. There is no tax upon the exercise of the option. However, capital gains tax will be payable on the sale of the shares upon exercise of the option. The taxable amount will be the sales proceeds, less the value that was taxed at the date of grant and the aggregate exercise price paid by the participant.

Grant of Section 3(i) Options. Options under Section 3(i) of the Ordinance may be granted to Control Holders, consultants and controlling stockholders (which are excluded from the term employees under Section 102 of the Ordinance). Grants of options for shares which are non-marketable are not taxed under the income tax rules on the date of grant, but such event creates VAT liability. However, they are subject to tax at the time of exercise at the ordinary income tax rate, and at the day such shares or sold at the capital gains tax rate. The difference between the fair market value of the shares at the time of exercise and the exercise price is taxed at the ordinary income tax rate. Any gain above such value at the time of sale of the shares is taxed at the capital gains rate. Grants of options for shares which have a market value are subject to tax on the date of grant, exercise of the option, and the sale of the shares. The value of the option is taxed on the date of grant at the ordinary income tax rate. The difference between the fair market value of the shares at the time of exercise and the sum of the exercise price and the amounts previously taxed at grant, is taxed at the ordinary income tax rate. Any gain above such value at the time of sale of the shares is taxed at the capital gains rate.

Restricted Stock. In the event that restricted stock is issued under Section 102 of the Ordinance and held with a trustee, the tax treatment to the stockholder will be the same as that of Approved 102 Options. If restricted stock is granted under Section 102 of the Ordinance without being held by a trustee, or through the Section 3(i) of the Ordinance, the stockholder will have to get a tax ruling from the Israeli Tax Authority for the postponement of the tax event arising from the issuance of the restricted stock, from the restricted stock issuance date to the date when the restriction on the restricted stock is removed, otherwise it might cause an immediate tax event to the stockholder with an immediate withholding tax obligation of the Company.

Other Stock Incentives. All other incentives under the Israeli Plan need tax ruling from the Israeli Tax Authority for the postponement of the tax event arising from the issuance thereof. Otherwise there is an immediate tax event.

New Plan Benefits

We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2013 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the compensation committee.

The market value of our common stock is $3.52 per share based on the closing price of our common stock on October 28, 2013.

Vote Required

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required for the approval of the 2013 Plan.

The Board of Directors recommends a vote FOR the 2013 Plan.

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PROPOSAL 3: RATIFICATION OF APPOINTMENT OF Kesselman & Kesselman, Certified Public Accountants, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has appointed Kesselman & Kesselman, Certified Public Accountants, a member of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm for the six month transition period ending December 31, 2013, subject to stockholder ratification. On September 16, 2013, the Company’s board of directors approved a change in our fiscal year-end from June 30 to December 31. We plan to report our financial results for the six month transition period of July 1, 2013 through December 31, 2013 on a Transition Report on Form 10-K/T and to thereafter file reports for each twelve month period ended December 31 of each year beginning with the twelve month period ended December 31, 2014.

Kesselman served as our independent registered public accounting firm for the twelve month period ended June 30, 2013, the six month period ended June 30, 2012 and the twelve month period ended December 31, 2011. Representatives of Kesselman will not be present at the Annual Meeting, will not have the opportunity to make a statement if they so desire and will not be available to respond to appropriate questions.

The fees billed for professional services provided to us by Kesselman for the twelve month period ended June 30, 2013, the six month period ended June 30, 2012, the twelve month period ended June 30, 2012 and the twelve month period ended December 31, 2011 are described below.

Audit Fees

Kesselman billed us audit fees in the aggregate amount of $290,000 for the twelve month period ended June 30, 2013, $155,000 for the six month period ended June 30, 2012, $255,000 for the twelve month period ended June 30, 2012 and $205,000 for the twelve month period ended December 31, 2011. These fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

Audit-Related Fees

Kesselman billed us audit-related fees in the aggregate amount of $135,000 for the twelve month period ended June 30, 2013, $20,000 for the six month period ended June 30, 2012, $60,000 for the twelve month period ended June 30, 2012 and $106,300 for the twelve month period ended December 31, 2011. The fees in 2013 related to the performance of audit-related services for our registration statement on Form S-1 initially filed with the SEC on September 24, 2012 and amendments thereto. The fees in 2012 related to the performance of audit-related services for our registration statement on Form S-1 initially filed with the SEC on May 17, 2012 and amendments thereto. The fees in 2011 related to the performance of audit-related services for our registration statement on Form S-1 initially filed with the SEC on June 16, 2011, amendments thereto and documentation of processes and controls related to Sarbanes-Oxley Act compliance.

Tax Fees

Kesselman billed us tax fees in the aggregate amount of $55,500 for the twelve month period ended June 30, 2013, $44,000 for the six month period ended June 30, 2012, $59,000 for the twelve month period ended June 30, 2012 and $26,000 for the twelve month period ended December 31, 2011. These fees relate to professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

Kesselman did not bill us for any other fees for the twelve month period ended June 30, 2013, the six month period ended June 30, 2012 or the twelve month period ended December 31, 2011.

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For the portion of the fiscal year ended December 31, 2011 prior to our formation of the audit committee, the board of directors considered the audit fees, audit-related fees, tax fees and other fees paid to our accountants, as disclosed above, and determined that the payment of such fees was compatible with maintaining the independence of the accountants. Our audit committee pre-approves all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, except for de minimis non-audit services that are approved by the audit committee prior to the completion of the audit. The audit committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals is presented to the full audit committee at its next scheduled meeting. All of the fees disclosed above incurred after the formation of the audit committee were pre-approved by the audit committee.

Approval of Independent Registered Public Accounting Firm Services and Fees

The board of directors requests that stockholders ratify the appointment of Kesselman as the independent registered public accounting firm to conduct the audit of our financial statements for the six month transition period ending December 31, 2013.  In the event that the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the audit committee determines that such a change could be in the best interest of our stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required to adopt the proposal to ratify the appointment of Kesselman as our independent registered public accounting firm for the six month transition period ending December 31, 2013.

The board of directors recommends a vote FOR the ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants.

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OTHER BUSINESS

The board of directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to rules of the SEC, a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal to us in writing to the attention of the Secretary at InspireMD, Inc., 800 Boylston Street, 16th Floor, Boston, Massachusetts 02199. The proposal must be received no later than July 10, 2014, after which date such stockholder proposal will be considered untimely. Stockholders wishing to submit proposals to be presented directly at the annual meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our Amended and Restated Bylaws. To be timely in connection with our next annual meeting, such a stockholder proposal must be received by our Secretary at our principal executive offices between August 24, 2014 and September 23, 2014. In light of our change in fiscal year end, we expect to hold our next annual meeting of stockholders earlier in the calendar year than this year’s annual meeting, and the dates above will likely change. We will disclose updated dates for the submission of proposals when we determine the date of the next annual meeting.

A copy of InspireMD, Inc.’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013 is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to InspireMD, Inc., 800 Boylston Street, 16th Floor, Boston, Massachusetts 02199.

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ANNEX A

INSPIREMD, INC.

2013 LONG-TERM INCENTIVE PLAN

The InspireMD, Inc. 2013 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of InspireMD, Inc., a Delaware corporation (the “Company”), effective as of October 25, 2013, subject to approval by the Company’s stockholders.

Article 1

PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries (together, the “Group”) and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, and Other Awards, whether granted singly, or in combination, or in tandem, that will:

(a)          increase the interest of such persons in the Group’s welfare;

(b)          furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c)          provide a means through which the Group may attract able persons as Employees, Contractors, and Outside Directors.

This Plan is intended serve as an “umbrella” plan for the Company and the entire Group worldwide. Therefore, if so required, appendices may be added to the Plan for the various international Subsidiaries in order to accommodate local regulations that do not correspond to the scope of the Plan, at the discretion of the Board. Any such appendices that the Company approves for purposes of using this Plan for an international Subsidiary will not affect the terms of this Plan for any other country.

Attached hereto as Appendix A is the InspireMD, Inc. 2013 Employee Stock Incentive Plan (the “Israeli Plan”), designated for the purpose of making grants pursuant to Sections 102 and 3(i) of the Israeli Income Tax Ordinance (New Version), 1961 to Israeli employees and officers of the Group and any other service providers or control holders of the Company who are subject to Israeli Income Tax.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

Article 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1          “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, the rules of any foreign jurisdiction applicable to Incentives granted to residents therein, and any other applicable law, rule or restriction.

2.2          “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Units, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.3          “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.4          “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.5          “Board” means the board of directors of the Company.

2.6          “Change in Control” means any of the following, except as otherwise provided herein: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3rds) of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of fifty percent (50%) or more of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act) who beneficially owned less than fifty percent (50%) of the voting power of the Company’s outstanding voting securities on the date of this Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

Notwithstanding the foregoing provisions of this Section 2.6, if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

2.7           “Code” means the United States Internal Revenue Code of 1986, as amended.

2.8          “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.9          “Common Stock” means the common stock, par value $0.0001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.10          “Company” means InspireMD, Inc., a Delaware corporation, and any successor entity.

2.11          “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person (or any entity employing such person) and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.12          “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.13          “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.14          “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.15          “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company; provided, however, in the case of individuals whose employment status, by virtue of their employer or residence, is not determined under Section 3401(c) of the Code, “Employee” shall mean an individual treated as an employee for local payroll tax or employment purposes by the applicable employer under Applicable Law for the relevant period.

2.16          “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.17          “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the Exchange Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

2.18          “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the OTC Bulletin Board operated by the Financial Industry Regulation Authority, Inc. or the OTC Markets Group Inc., formerly known as Pink OTC Markets Inc.; or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.19          “Incentive” is defined in Section 2.2 hereof.

2.20          “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.21          “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.22          “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.23          “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.24          “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.25          “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.26          “Participant” means an Employee or Contractor of the Company or a Subsidiary or an Outside Director to whom an Award is granted under this Plan.

2.27          “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.28          “Performance Goal” means any of the goals set forth in Section 6.10 hereof.

2.29          “Plan” means this InspireMD, Inc. 2013 Long-Term Incentive Plan, as amended from time to time.

2.30          “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.31          “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.32          “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.33          “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee; provided, however, in the case of Participants who reside in the European Economic Area, “Retirement” shall mean any Termination of Service as of a date they are eligible for mandatory retirement benefits under local law, without regard to age.

2.34          “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.35          “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.36          “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.37          “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.38          “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (iii) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.38, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.39          “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.39, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

Article 3

ADMINISTRATION

3.1          General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2          Designation of Participants and Awards.

(a)          The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b)          Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself as a recipient of any Award.

3.3          Authority of the Committee. The Committee, in its discretion, shall (i) interpret the Plan and Award Agreements, (ii) prescribe, amend, and rescind any rules and regulations and sub-plans (including sub-plans for Awards made to Participants who are not resident in the United States), as necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

Article 4

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

Article 5

SHARES SUBJECT TO PLAN

5.1          Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is five million (5,000,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to an Executive Officer during any calendar year is one million (1,000,000) shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2          Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

Article 6

GRANT OF AWARDS

6.1          In General.

(a)          The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan by the Board. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b)          If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c)          Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2          Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

6.3          Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4          Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and in the event the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a)          Legend on Shares. The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)(a)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b)          Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i)          Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii)          Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii)          The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv)          Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5          SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a SAR shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6          Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a Restricted Stock Unit award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7          Performance Awards.

(a)          The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

To the extent the Committee determines that a Performance Award shall comply with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder, and if it is determined to be necessary in order to satisfy Section 162(m) of the Code, at the time of the grant of a Performance Award (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the achievement of specified levels of the Performance Goals which may result from enumerated corporate transactions, extraordinary events, accounting changes and other similar occurrences which were unanticipated at the time the Performance Goal was initially established. In no event, however, may the Committee increase the amount earned under such a Performance Award, unless the reduction in the Performance Goals would reduce or eliminate the amount to be earned under the Performance Award and the Committee determines not to make such reduction or elimination.

With respect to a Performance Award that is not intended to satisfy the requirements of Code Section 162(m), if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b)          Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

(c)          Notwithstanding the foregoing, in order to comply with the requirements of Section 162(m) of the Code, if applicable, no Participant may receive in any calendar year Performance Awards intended to comply with the requirements of Section 162(m) of the Code which have an aggregate value of more than $5,000,000, and if such Performance Awards involve the issuance of shares of Common Stock, said aggregate value shall be based on the Fair Market Value of such shares on the time of the grant of the Performance Award. In no event, however, shall any Performance Awards not intended to comply with the requirements of Section 162(m) of the Code be issued contingent upon the failure to attain the Performance Goals applicable to any Performance Awards granted hereunder that the Committee intends to comply with the requirements of Section 162(m) of the Code.

6.8          Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9          Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10          Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

6.11          Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

Article 7

AWARD PERIOD; VESTING

7.1          Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2          Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

Article 8

EXERCISE OR CONVERSION OF INCENTIVE

8.1          In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2          Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3          Exercise of Stock Option.

(a)          In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b)          Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

(c)          Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d)          Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4          SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a)          cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b)          that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c)          the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5          Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

Article 9

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

Article 10

TERM

The Plan shall be effective from the date that this Plan is adopted by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on October 25, 2023, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

Article 11

CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

Article 12

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1          No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2          Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3          Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4          Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a)          giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b)          in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

(c)          An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

Article 13

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

Article 14

INCENTIVES IN SUBSTITUTION FOR

INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

Article 15

MISCELLANEOUS PROVISIONS

15.1          Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2          No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3          Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

15.4          Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5          Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6          Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

15.7          Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.8          Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Nonqualified Stock Options and SARs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.8.

15.9          Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.10        Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

    On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

    On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain InspireMD, Inc. 2013 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Boston, Massachusetts. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

Article 16

ACCELERATION OF AWARD VESTING

16.1          Application. The provisions of this Article 16 shall apply notwithstanding any provisions of this Plan to the contrary.

16.2          Definitions.

(a)          “Exempt Shares” means shares of Common Stock designated as “Exempt Shares” pursuant to Section 16.3.

(b)          “Full Value Award” means any Award with a net benefit to the Participant, without regard to any restrictions such as those described in Section 6.4(b), equal to the aggregate Fair Market Value of the total shares of Common Stock subject to the Award. Full Value Awards include Restricted Stock and Restricted Stock Units, but do not include Stock Options and SARs.

(c)          “Tenure Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock that vests over time based upon the Participant’s continued employment with or service to the Company or its Subsidiaries.

16.3          Number of Shares Available for Awards. No more than ten percent (10%) of the shares of Common Stock that may be delivered pursuant to Awards under Section 5.1 may be shares designated as “Exempt Shares.”

16.4          Full Value Award Vesting. Except as otherwise provided herein, the Committee must grant all Full Value Awards in accordance with the following provisions:

(a)          All Full Value Awards granted by the Committee that constitute Performance Awards must vest no earlier than one (1) year after the Date of Grant.

(b)          All Full Value Awards granted by the Committee that constitute Tenure Awards must vest no earlier than over the three (3) year period commencing on the Date of Grant on a pro rata basis.

(c)          The Committee may not accelerate the date on which all or any portion of a Full Value Award may be vested or waive the Restriction Period on a Full Value Award except upon the Participant's death, Total and Permanent Disability or Retirement or the occurrence of a Change in Control.

Notwithstanding the foregoing, the Committee may, in its sole discretion, grant Full Value Awards with more favorable vesting provisions than set forth in this Section 16.4 or accelerate the vesting or waive the Restriction Period for Full Value Awards at any time, provided that the shares of Common Stock subject to such Awards shall be Exempt Shares.

A copy of this Plan shall be kept on file in the principal office of the Company in Boston, Massachusetts.

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IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of October 25, 2013, by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board.

INSPIREMD, INC.

By:	/s/ Alan Milinazzo
Name:	Alan Milinazzo
Title:	Chief Executive Officer

Attest:

By:	/s/ Craig Shore
Name:	Craig Shore
Title:	Secretary

APPENDIX A

INSPIREMD, INC.

2013 Employee Stock Incentive Plan

Designated for the Israeli Income Tax Ordinance

ARTICLE I

Purpose

1.	The purpose of this 2013 Employee Stock Incentive Plan (the “Israeli Plan”) shall be as defined in the InspireMD, Inc. 2013 Long-Term Incentive Plan (the “Incentive Plan”), and is intended to harmonize the terms and conditions of the Incentive Plan with applicable Israeli law and provide specific provisions regarding Participants (as defined in the Incentive Plan) who are subject to the Ordinance (as defined below). Unless expressly provided in this Israeli Plan, the provisions of the Incentive Plan shall apply. Capitalized terms not expressly defined in this Israeli Plan shall have the meaning ascribed to them under the Incentive Plan.

2.	This Israeli Plan is intended to promote the interests of InspireMD, Inc. (the “Company”) and its Affiliates, if any, (the “Group Companies”) by providing present and future officers of the Group Companies, other employees of the Group Companies (including directors of the Group Companies) and consultants of the Group Companies with an incentive to enter into and continue in the employ of the Group Companies and to acquire a proprietary interest in the long-term success of the Group Companies.

3.	The word “Affiliate”, when used in the Israeli Plan, shall mean any “employer company” within the meaning of Section 102(a) of the Israeli Income Tax Ordinance (New Version), 5721-1961 (the “Ordinance”).[1]

ARTICLE II

Administration

4.	The Israeli Plan shall be administered by the Board or the Committee (the “Administrator”) as shall be resolved by the Board. The Administrator shall have the authority in its sole discretion, subject and not inconsistent with the express provisions of the Israeli Plan, to administer the Israeli Plan and to exercise all the powers and authorities specifically granted to it under the Israeli Plan as necessary and advisable in the administration of the Israeli Plan, including, without limitation:

1 s. 102 (a) of the Ordinance: “employer company” – any of the following: (1) an employer that is an Israeli resident company or a foreign resident company with a permanent enterprise or a research and development center in Israel, if the Commissioner so approved (for this purpose: the employer), (2) a company that is a controlling member of the employer or of which the employer is a controlling member, or (3) a company controlled by a person if the same person controls the employer.

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a.	To determine which of the eligible, officers, employees, directors, and consultants of the Group Companies or other person shall be granted options to purchase Common Stock (each an “Option”), as that term is defined below, or other Awards, provided however, that (a) employees, officers and directors (excluding controlling members as defined in Section 32(9) of the Ordinance2) (“Employees”, and each an “Employee”) may only be granted Awards, pursuant to Section 102 of the Ordinance and the rules and regulations promulgated thereunder, including the Income Tax Regulations (Tax Relief for Issue of Shares to Employees), 5763 -2003, (“Section 102 Incentives”); and (b) those who have no employee/employer relationship with the Group Companies and are not ‘office holders’ (such as consultants and service providers), and Controlling Members (“Consultants”, and each a “Consultant”), may only be granted Incentives pursuant to Section 3(i) of the Ordinance (“Section 3(i) Incentives”);

b.	To determine the type of Incentives to be granted, i.e. Section 102 Incentives or Section 3(i) Incentives , or any other type of Incentive provided in Section 6 of the Incentive Plan, and their Date of Grant;

c.	To determine the number of shares of Common Stock, to which an Incentive may relate, the terms, conditions and restrictions of each Award and Incentive, the exercise price of each Option (the “Option Exercise Price”), the date on which each Option or other Incentives becomes exercisable or free of any restrictions (the “Exercise Date”), the Award Period and any other restrictions on (i) the exercise of Options issued hereunder, or (ii) other Incentives;

d.	To determine the form or forms of the award agreements under the Israeli Plan (the “Award Agreement”) (which forms shall be consistent with the terms of the Incentive Plan but need not be identical), any other instruments that constitute or contain a Company obligation to grant an Incentive under the Israeli Plan (each, a “Grant Instrument”), as that term is defined below, and ancillary documentation;

e.	To determine whether, to what extent, and under what circumstances, an Incentive may be settled, canceled, forfeited, exchanged or surrendered;

f.	To construe and interpret the Israeli Plan, Award Agreements, any Incentive, Grant Instruments and ancillary documentation and to make all other determinations deemed necessary or advisable for the administration of the Israeli Plan; and

g.	To prescribe, amend and rescind rules and regulations relating to the Israeli Plan.

5.	All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants, unless otherwise determined by the Board of Directors.

2 s. 32(9) of the Ordinance: “controlling member” – a person who holds, directly or indirectly, alone or with a relative, one of the following: (a) at least 10% of the issued share capital or at least 10% of the voting power; the right to hold at least 10% of the issued share capital or at least 10% of the voting power, or a right to acquire either; (c) the right to receive at least 10% of the profits; (d) the right to appoint a director.

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6.	Insofar as the Board is entitled by law to delegate all and any of its powers and authority granted it under this Israeli Plan to a Committee, the Board shall be entitled to do so. The Committee’s authorities shall be as provided in the Incentive Plan. Any action may be taken by a written document (in lieu of meeting) signed by the Committee, and action so taken shall be fully as effective as if it had been taken by a vote of the majority of the members at a meeting duly called and held. The Committee may appoint a Secretary who shall keep records of its meetings, and shall make such rules and regulations for the conduct of its business as it shall determine.

7.	No member or former member of the Administrator shall be liable for any action, failure to act, or determination made in good faith with respect to the Israeli Plan or any right granted thereunder.

8.	The Administrator may designate Incentives granted pursuant to Section 102 as (1) “Approved 102 Incentives” (i.e. Incentives granted pursuant to Section 102(b) of the Ordinance and held in trust by a trustee for the benefit of the Participant); or (2) “Unapproved 102 Incentives” (i.e. Incentives granted pursuant to Section 102(c) of the Ordinance and not held in trust by a trustee).

9.	The Administrator may elect for Approved 102 Incentives to be classified as either (1) “Work Income Incentives” that qualify for tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance; or (2) “Capital Gain Incentives” that qualify for tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance (the “Election”).

10.	Unapproved 102 Incentives may be granted until the Administrator’s Election has been appropriately filed with the Israeli tax authorities, which election must be made at least thirty days before the date of the first grant of an Approved 102 Incentive under this Israeli Plan or according to the instructions published by the Israeli tax authorities from time to time. The Election shall remain in effect until the end of the subsequent year following the year during which the Administrator first granted such Approved 102 Incentives. During the period indicated in the sentence above, the Administrator may grant only the type of Approved 102 Incentive it has elected, which Election shall apply to all Participants who were granted Approved 102 Incentives during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance, as amended. For the avoidance of doubt, such Election shall not prevent the Administrator from granting, at all times, Unapproved 102 Incentives to Employees or Section 3(i) Incentives to Consultants.

ARTICLE III

Incentive Shares

11.	The shares to be issued under the Israeli Plan (the “Incentive Shares”) shall be authorized but unissued Common Stock (the “Shares”). The total number of Shares reserved for issuance under the Israeli Plan shall be equal to the total number of Shares reserved under Section 5.1 of the Incentive Plan, subject to any adjustments and reductions made pursuant to the Incentive Plan. Such Shares are reserved out of the total number of Shares reserved under Section 5.1 of the Incentive Plan.

12.	The number of Shares available for grant of Incentives under the Israeli Plan shall be decreased by the sum of the number of Shares with respect to which Incentives have been issued and are then outstanding and the number of Shares issued upon exercise of Options. In the event that any outstanding Incentive under the Israeli Plan for any reason expires, is terminated, or is canceled, the Shares covered by the unexercised portion of such Incentive may again be subject to Awards under the Israeli Plan.

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13.	The Company shall at all times during the term of the Israeli Plan reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Incentives granted according to this Israeli Plan, shall pay all original issue taxes (which shall not include income taxes of the Participant), if any, with respect to the issuance of Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and shall, from time to time, use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

ARTICLE IV

Incentive Price

14.	Each Award Agreement and Grant Instrument with respect to an Award shall set forth the amount (the “Incentive Price”) which will be paid by the Participant to the Company upon exercise of the Options or allocation of other Incentives. Payment shall be made in cash, or by certified check in the manner prescribed in Article VI (Exercise of Options, Termination) hereof.

ARTICLE V

Terms of Awards

15.	The Administrator shall determine the dates after which, or circumstances in which, Options may be exercised or other Incentives may be released of any restriction thereto, in whole or in part. If Incentives are exercisable in installments, then the installments or portions thereof which are exercisable and not exercised shall remain exercisable until such Incentives expire or terminate in accordance with the provisions herein.

16.	Notwithstanding any other provision of the Israeli Plan but subject to Section 7.1 of the Incentive Plan, no Incentive shall be exercisable or otherwise valid after a date ten years from the date of grant of such Award (the “Expiration Date”).

17.	Unless determined otherwise by the Administrator with regard to all or any of the Participants or the Options and subject to Section 7.2 of the Incentive Plan, the Options will be exercisable into Shares, as follows:

a.	One fourth (1/4th) of the optioned Shares shall vest and that portion of the Option shall become exercisable upon the expiration of twelve (12) months after their Date of Grant (the “First Vesting Date”), provided, that the Participant is continuously employed or engaged by a Group Company from the Date of Grant until the end of First Vesting Date;

b.	an additional one fourth (1/4th) of the optioned Shares shall vest and that portion of the Option shall become exercisable upon the expiration of twenty four (24) months after their Date of Grant (the “Second Vesting Date”), provided, that that the Participant is continuously employed or engaged by a Group Company from the First Vesting Date until the end of Second Vesting Date;

c.	an additional one fourth (1/4th) of the optioned Shares shall vest and that portion of the Option shall become exercisable upon the expiration of thirty six (36) months after their Date of Grant the Award (the “Third Vesting Date”), provided, that the Participant is continuously employed or engaged by a Group Company from the Second Vesting Date until the end of Third Vesting Date; and

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d.	an additional one fourth (1/4th) of the optioned Shares shall vest and that portion of the Option shall become exercisable upon the expiration of forty eight (48) months after their Date of Grant (the “Fourth Vesting Date”), provided, that the Participant is continuously employed or engaged by a Group Company from the Third Vesting Date until the end of Forth Vesting Date.

ARTICLE VI

Exercise of Options, Termination

18.	Subject to Article X (Trustee) below and as more fully provided in Section 8.3 of the Incentive Plan, the exercise of any Option shall be effected by a Participant signing and returning to the Company at its principal office a notice of exercise in the form prescribed from time to time by the Company or the Committee (a “Notice of Exercise”), along with payment for the Incentive Shares purchased thereby. Such payment will be made in dollars or shekels in accordance with the terms of the specific Award Agreement.

19.	Subject to Article X (Trustee) below, the Company shall issue Incentive Shares, in the name of the respective Participant, and deliver to him a certificate or certificates, as the case may be, representing such Shares as soon as practicable after a Notice of Exercise and payment for the Shares shall be received. If Article X (Trustee) applies, then exercise of the Incentives will be subject to the agreement with the Trustee, as that term is defined below, and in accordance with Section 102 of the Ordinance.

20.	The Company may, if required under any Applicable Law, require that an Participant deposit with the Company, in cash, at the time of exercise, such amount as the Company deems necessary to satisfy its obligations to withhold taxes or other amounts incurred by reason of the exercise or the transfer of Shares thereupon.

21.	All Shares purchased upon the exercise of an Option or other grant of an Incentive as provided herein shall be fully paid and non-assessable.

22.	In the event that an Option is exercised by any person or persons other than the Participant, pursuant to Article VII (Non-Transferability of Incentive Rights), such Notice of Exercise shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

23.	If the Participant shall cease to be employed or engaged by a Group Company, as the result of his resignation, then the Participant shall have the right to exercise the Options, but only to the extent that the Options are exercisable as of the date Participant resigns (according to the provisions of Article V (Terms of Awards)), within thirty (30) days as of the Termination Date.

24.	If the Participant shall cease to be employed or engaged by a Group Company, as the result of his dismissal without Cause, then the Participant shall have the right to exercise the Options, but only to the extent that the Options are exercisable on the date of Participant’s dismissal (according to the provisions of Article V (Terms of Awards)), within sixty (60) days after the Termination Date.

25.	If the Participant shall cease to be employed or engaged by a Group Company as the result of his disability or retirement with the consent of the Group Company, then the Option, to the extent that it is exercisable by him at the time he ceases to be employed or engaged by the Group Company, and only to the extent that the Option is exercisable as of such time as defined in Article V (Terms of Awards), may be exercised by him within one (1) year, after the Termination Date.

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26.	If the Participant shall die while employed or engaged by a Group Company, his estate, personal representative, or beneficiary shall have the right, subject to the provisions of Article V (Terms of Options), to exercise the Option (to the extent that the Participant would have been entitled to do so at the time of his death) at any time within two (2) years from the date of his death.

27.	If the Participants shall be terminated for Cause, then, all Options, whether exercisable or not on the date that the Group Company delivers to the employee a termination notice, will expire and may not be further exercised.

28.	For the purpose of this Israeli Plan, “Cause” shall exist if the Participant (i) breaches any of the material terms or conditions of his employment agreement, or agreement to provide services to the Group Company, including, without limitation, the breach of any duty of non-disclosure or non-competition; (ii) engages in willful misconduct or acts in bad faith with respect to any Group Company in connection with his employment or other agreement with a Group Company; or (iii) is convicted of a felony.

29.	In the event of the institution of any legal proceedings directed to the validity of the Israeli Plan or any Option, the Company may, in its sole discretion, and without incurring any liability therefore to the Participant, terminate the Option.

30.	All terms and conditions herein are subject to any Applicable Law.

31.	For purposes of this Article VI, “Termination Date” shall mean the date on which Participant’s employment or engagement with a Group Company is terminated.

ARTICLE VII

Non-Transferability of Incentive Rights

32.	An Incentive that is granted hereunder shall not be transferable otherwise than by will or the laws of descent and distribution. To the extent provided in Article VI (Exercise of Options, Termination), an Option may be exercised, during the lifetime of the Participant, only by the Participant. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Incentive contrary to the provisions of the AwardAgreement or the Israeli Plan, and the levy of any execution, attachment, or similar process upon the Incentive, shall be null and void and without effect; provided, however, that if the Participant shall die while in the employ of the Company or any subsidiary, his estate, personal representative, or beneficiary shall have the right to exercise the Option to the extent exercisable in accordance with Article VI (Exercise of Options, Termination).

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ARTICLE VIII

Adjustments

33.	Except as otherwise provided by Section 12.4 of the Incentive Plan, upon the occurrence of any of the following events (each a “Transaction”):

a.	a merger or consolidation of the Company (a “Merger”) with or into any company (the “Successor Company”) resulting in the Successor Company being the surviving entity; or

b.	an acquisition of: (i) all or substantially all of the shares or assets of the Company in one or more related transactions to another party (a “Share Sale”), or (ii) all or substantially all of the assets of the Company, in one or more related transactions to another party, in each case such acquirer of shares or assets is referred to herein as the “Acquiring Company”;

for any unexercised Incentive remain outstanding under the Israeli Plan (the “Unexercised Incentive”), there shall be substituted for the Shares subject to the Unexercised Incentive an appropriate number of shares of such class of shares or other securities of the Successor Company or the Acquiring Company, as the case may be (or, if such company is not an operating company, of the first operating company in the ownership chain of such company) (the “Substitute Shares”). Appropriate equitable adjustments shall be made in the purchase price per share of the Substitute Shares subject to the Unexercised Incentive, and all other terms and conditions of the Award Agreements, such as the vesting dates, shall remain in force, all as will be determined by the Board whose determination shall be final.

34.	The Committee shall have full authority to determine any provisions regarding the acceleration of the vesting period of any Incentive or the cancellation of all or any portion of any outstanding restrictions with respect to any Incentive upon certain events or occurrences, and to include such provisions in the Award Agreement on such terms and conditions as the Committee shall deem appropriate.

35.	Subject to Applicable Law, the Committee shall have full authority to, at any time and from time to time, without the approval of the stockholders of the Company, (i) grant in its discretion to the holder of an outstanding Incentive, in exchange for the surrender and cancellation of such Incentive, a new Incentive having an exercise price or purchase price, as the case may be, lower than provided in the Award (and related Award Agreement) so surrendered and canceled and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the Israeli Plan and any Applicable Law, or (ii) effectuate a decrease in the Incentive Price of outstanding Incentives. At the full discretion of the Administrator, such actions may be brought before the stockholders of the Company for their approval.

36.	In the event of a Share Sale or a Merger, each Participant shall participate in the Share Sale or the Merger and sell or exchange, as the case may be, all of his or her Shares and Incentives in the Company, provided, however, that each such Share or Incentive shall be sold or exchanged at a price or ratio (as the case may be) equal to that of any other share sold or exchanged under the Share Sale or the Merger (minus the applicable exercise price), while accounting for changes in such price or ratio due to the respective terms of any such Award.

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37.	With respect to Incentive Shares held in trust the following procedure will be applied: the Trustee (as defined below) will transfer the Incentive Shares held in trust and sign any document in order to effectuate the transfer of Incentive Shares, including share transfer deeds, provided, however, that the Trustee receives a notice from the Board, specifying that: (i) all or substantially all of the issued outstanding share capital of the Company is to be sold or exchanged, and therefore the Trustee is obligated to transfer the Incentive Shares held in trust; (ii) the Company is obligated to withhold at the source all taxes required to be paid upon release of the Incentive Shares from the trust and to provide the Trustee with evidence, satisfactory to the Trustee, that such taxes indeed have been paid; (iii) the Company is obligated to transfer the consideration for the Incentive Shares directly to the Participant.

ARTICLE IX

Changes in Capitalization

38.	In case of any change in capitalization event as provided in Article 11 of the Incentive Plan, appropriate equitable adjustments shall be made by the Board, whose determination shall be final, to the number of Shares which may be purchased under the Israeli Plan, the number of Shares subject to Awards, and the Incentive Price per Share which may be purchased under outstanding Award Agreements, all as in accordance with Article 11 of the Incentive Plan.

ARTICLE X

Trustee

39.	Approved 102 Incentives granted under the Israeli Plan and any Shares allocated or issued upon exercise of such Approved 102 Incentives, including all rights attaching to such shares, and other shares received subsequently following any realization of rights (including bonus shares), will be allocated or issued to a trustee nominated by the Board (the “Trustee”) and approved in accordance with the provisions of Section 102 of the Ordinance, and will be held by the Trustee for the benefit of the Participants.

40.	Approved 102 Incentives and any Shares received following exercise of Approved 102 Incentives, including all rights attached to such Shares, and other Shares received subsequently following any realization of rights (including bonus Shares), will be held by the Trustee for a period of (i) at least twenty four (24) months from the Date of Grant of the Capital Gain Incentives , or (ii) at least twelve (12) months from the Date of Grant of the Work Income Incentives (the “Trust Period”). If the requirements for Approved 102 Incentives are not met, then the Approved 102 Incentives will be regarded as Unapproved 102 Incentives. Notwithstanding the aforesaid, Shares received upon the exercise of Incentives may be sold or transferred, and the Trustee may release such Shares (or Approved 102 Incentives) from trust, prior to the lapse of the Trust Period, provided, however, that tax is paid or withheld in accordance with Section 102(b)(4) of the Ordinance and Section 7 of the Income Tax Rules (Tax Relief in Issuance of Shares to Employees), 2003. However, the Administrator may, in its sole discretion, require a Participant not to sell the Shares or transfer the Incentives in the Participant’s name prior to the lapse of the Trust Period.

41.	All rights attaching to any Shares received following exercise of Approved 102 Incentives, and other shares received subsequently following any realization of rights (including bonus Shares), will be subject to the same taxation treatment applicable to such received Shares.

42.	Section 3(i) Incentives granted under the Israeli Plan and any Shares allocated or issued upon exercise of such Section 3(i) Incentives and other Shares received following any realization of rights, in the Administrator’s discretion, may be allocated or issued to a Trustee and will be held by the Trustee until all of the terms required for release thereof, as set forth herein and in the applicable Award agreement with the Participant, are fulfilled, including payment of the required taxes. Anything to the contrary notwithstanding, the Trustee shall not transfer to a Participant any Section 3(i) Incentives which were not already exercised into Shares by the Participant.

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43.	The Trustee shall not transfer to the Participant any Shares allocated or issued upon exercise of Incentives prior to the full payment of the Participant’s tax liabilities arising from or relating to Incentives, which were granted to the Participant or any Shares allocated or issued upon exercise of such Incentives.

ARTICLE XI

No Obligation to Exercise Incentive

44.	Granting of an Incentive shall impose no obligation on the recipient to exercise such Incentive.

ARTICLE XII

Use of Proceeds

45.	The proceeds received from the issuance of Shares upon exercise of Incentives pursuant to the Israeli Plan shall be used for general corporate purposes.

ARTICLE XIII

Rights of a Stockholder; Voting Rights

46.	The Participant shall have no rights of a stockholder with respect to Shares to be acquired by the exercise of an Incentive until a certificate or certificates representing such Shares are issued to him following exercise of those Incentives which are fully vested and exercisable. Upon issuance of a certificate or certificates, the Participant shall have the rights of a stockholder attaching to Shares subject to any restrictions or legends under any law, this Israeli Plan or the Incentive Plan.

ARTICLE XIV

Employment Rights

47.	Nothing in the Israeli Plan or in any Approved 102 Incentive granted hereunder shall confer on any Participant who is an employee or service provider any right to continue in the employ of the Company or a Group Company, or to interfere in any way with the right of the Company or a Group Company to terminate the Participant’s employment or engagement at any time.

ARTICLE XV

Compliance with the Law

48.	The Company and each of its Affiliates shall be relieved from any liability for the non-issuance or non-transfer or any delay in issuance or transfer of any Shares subject to Incentives under the Israeli Plan which results from the inability of the Company or its Affiliates to obtain, or from any delay in obtaining, from any regulatory body having jurisdiction, all requisite authority to issue or transfer the Shares upon exercise of the Incentives under the Israeli Plan, if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such shares. Appropriate legends may be placed on the stock certificates evidencing shares issued upon exercise of Incentives to reflect such transfer restrictions.

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ARTICLE XVI

Transfer of Shares

49.	Any issued Shares shall, unless such shares are registered in accordance with the United States Securities Act of 1933, as amended (the “Act”), be sold only in accordance with exemptions under such Act. There shall be no exercises, transfers, sales or other dispositions of issued Shares unless such shares are either registered or exempt from registration, provided, however, that such exercise, transfer or other disposition may be subject to any lock up provision as agreed by the Company.

ARTICLE XVII

Investment Representation

50.	Each Participant exercising any Incentive under the Israeli Plan acknowledges, by virtue of such exercise, that the Company has not, as of the date of the approval of this Plan by the Board, registered the Shares covered thereby under the Act. The Participant shall sign and deliver to the Company, if requested, a separate investment representation, certificate or such other document as may be required by the Company’s counsel, to such effect; provided, however, that such Incentive, representation, certificate or other document may provide that the said investment restriction shall not be operative as to such Shares as may in the future be registered with the Securities and Exchange Commission pursuant to the Act. Furthermore, the Company may place a legend on any Shares certificate delivered to the Participant to the effect that such Shares were acquired pursuant to an investment representation and without registration of the Shares.

ARTICLE XVIII

Effectiveness and Term of Plan

51.	This Israeli Plan was originally adopted by the Board on October 25, 2013. The Israeli Plan shall expire on October 25, 2023, except as to Incentives outstanding on that date. No Incentive shall be granted pursuant to the Israeli Plan after its expiration. All Shares reserved for issuance under the Israeli Plan, in respect of which the right of a Participant to purchase the same shall for any reason terminate, expire or otherwise cease to exist, shall again be available for grant through Incentives under the Israeli Plan.

ARTICLE XIX

Amendment or Discontinuance of Plan

52.	The Board may, without the consent of the stockholders of the Company or the Participants under the Israeli Plan, at any time terminate the Israeli Plan entirely and at any time, from time to time, amend or modify the Israeli Plan, provided that no such action shall adversely affect Incentives granted hereunder without the Participant’s consent, and provided further that no such action by the Board, without the approval of the stockholders, may increase the total number of Shares which may be purchased pursuant to Incentives granted under the Israeli Plan.

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ARTICLE XX

Tax Consequences and Other Requirements

53.	The exercise of an Incentive that is granted hereunder shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any national, state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise in the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Any tax obligations arising from the grant or exercise of an Incentive, from the payment for the Shares covered thereby or from any other event or act (of the Company or the Participant) hereunder, shall be borne solely by the Participant. Furthermore, the Participant hereby agrees and undertakes to indemnify the Company, its directors and officers and any Trustee that holds the Incentives, and hold them harmless against and from any and all liability for any such tax or interest thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participants.

ARTICLE XXI

Governing Law

54.	The Israeli Plan and all instruments issued hereunder shall be governed by and interpreted in accordance with the laws of the State of Israel.

ARTICLE XXII

Notices

55.	Each notice relating to the Israeli Plan shall be in writing and delivered in person or by first class mail; postage prepaid, to the address as hereinafter provided. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its principal offices. Each notice to the Participant or other person or persons then entitled to exercise an Incentive shall be addressed to the Participant or such other person or persons at the Participant’s last known address.

ARTICLE XXIII

Interpretation

56.	The interpretation and construction of any terms or conditions of the Israeli Plan, or of the Award Agreement or other matters related to the Israeli Plan by the Administrator shall be final and conclusive.

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INSPIREMD, INC.
ATTN: CRAIG SHORE
800 BOYLSTON STREET, 16TH FLOOR
BOSTON, MASSACHUSETTS 02199

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VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Michael Berman 02 James J. Loughlin

The Board of Directors recommends you vote FOR proposals 2 and 3:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com .

INSPIREMD, INC
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held December 16, 2013
This proxy is solicited by the Board of Directors

The undersigned hereby constitutes and appoints Alan Milinazzo and Craig Shore, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of common stock of InspireMD, Inc. held of record by the undersigned on October 28, 2013 at the Annual Meeting of Stockholders to be held at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112, on December 16, 2013, at 9:30 a.m. New York time, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified on this proxy card, as more fully described in the notice of the meeting dated November 7, 2013 and the proxy statement accompanying such notice. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000187631_2 R1.0.0.51160